$200,000,000

                                CREDIT AGREEMENT

                                      AMONG

                               HENRY SCHEIN, INC.,

            THE SEVERAL GUARANTORS FROM TIME TO TIME PARTIES HERETO,

                               JPMORGAN CHASE BANK

                   AS ADMINISTRATIVE AGENT, SWINGLINE LENDER,

             ISSUING LENDER, SOLE LEAD ARRANGER AND SOLE BOOKRUNNER,

                               FLEET NATIONAL BANK

                              AS SYNDICATION AGENT,

                               THE SEVERAL LENDERS

                        FROM TIME TO TIME PARTIES HERETO.

                             DATED AS OF MAY 2, 2002





================================================================================

     CREDIT AGREEMENT, dated as of May 2, 2002, among (i) Henry Schein, Inc., a Delaware corporation (the "BORROWER"), (ii) the several Guarantors from time to time parties hereto (the "GUARANTORS"), (iii) JPMorgan Chase Bank ("JPMCB"), as Sole Lead Arranger (in such capacity, the "SOLE LEAD ARRANGER"), Sole Bookrunner (in such capacity, the "SOLE BOOKRUNNER"), Swingline Lender (in such capacity, the "SWINGLINE LENDER"), Issuing Lender (in such capacity, the "ISSUING LENDER"), and Administrative Agent for the Lenders hereunder (in such capacity, the "ADMINISTRATIVE AGENT"), (iv) Fleet National Bank (in such capacity, the "SYNDICATION AGENT") and (v) the several Lenders and other financial institutions or entities from time to time parties hereto (the "LENDERS").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, certain of the Lenders, and the Administrative Agent are among the parties to the Revolving Credit Agreement, dated as of January 31, 1997 (as amended, supplemented or otherwise modified prior to the date hereof, the "EXISTING FACILITY");

     WHEREAS, the Borrower intends to terminate the Existing Facility and has requested that the Lenders make available a four-year credit facility as described herein; and

     WHEREAS, the Lenders have agreed to make such credit facility available upon the terms and subject to the conditions set forth herein;

     NOW,  THEREFORE,  in  consideration  of the  premises,  and  of the  mutual covenants and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                             Section 1. DEFINITIONS

          1.1  DEFINED TERMS.
               -------------

          As used in this Agreement, the following terms shall have the following meanings:

     "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/4 of 1%. For purposes hereof: "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by JPMCB in connection with extensions of credit to debtors); and "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate or the

Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "ABR LOANS": Revolving Credit Loans bearing interest at a rate per annum determined by reference to the ABR.

     "ACQUISITION": the acquisition of (a) a controlling equity or other ownership interest in a Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such controlling equity or other ownership interest or upon exercise of an option or warrant for, or conversion of securities into, such controlling equity or other ownership interest, or (b) assets of a Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person.

     "ADJUSTED LIBO RATE": with respect to each day during each Interest Period pertaining to a LIBOR Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                    LIBO RATE
                                    ---------
                    1.00 - Eurocurrency Reserve Requirements

     "ADMINISTRATIVE AGENT": JPMCB, as the Administrative Agent for the Lenders under this Agreement and the other Loan Documents.

     "ADMINISTRATIVE QUESTIONNAIRE": an administrative questionnaire in a form supplied by the Administrative Agent.

     "AFFILIATE": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities having ordinary voting power for the election of directors of (or persons performing similar functions for) such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "AGENTS": the collective reference to the Administrative Agent, the Sole Lead Arranger, the Sole Bookrunner and the Syndication Agent.

     "AGGREGATE  AVAILABLE  MULTICURRENCY  COMMITMENTS":   as  at  any  date  of
determination, an amount in Dollars equal to the sum of the Available Multicurrency Commitments of all Lenders on such date.

     "AGGREGATE AVAILABLE REVOLVING CREDIT COMMITMENTS": as at any date of determination with respect to all Lenders, an amount in Dollars equal to the sum of the Available Revolving Credit Commitments of all Lenders on such date.

     "AGGREGATE MULTICURRENCY COMMITMENTS": the obligations of the Lenders to make Multicurrency Loans hereunder in an aggregate principal amount at any one time outstanding not to exceed $75,000,000.

     "AGGREGATE MULTICURRENCY OUTSTANDINGS": as at any date of determination with respect to any Lender, the Dollar Equivalent of the principal amount of such Lender's outstanding Multicurrency Loans on such date.

     "AGGREGATE REVOLVING CREDIT COMMITMENTS": the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

     "AGGREGATE REVOLVING CREDIT OUTSTANDINGS": as at any date of determination with respect to any Lender, an amount in Dollars equal to the sum of (a) the aggregate unpaid principal amount of such Lender's Revolving Credit Loans (in the case of outstanding Multicurrency Loans, Aggregate Multicurrency Outstandings) on such date plus (b) such Lender's Revolving Credit Commitment Percentage of (i) the Aggregate Swingline Outstandings and (ii) the L/C Obligations.

     "AGGREGATE SWINGLINE OUTSTANDINGS": as at any date of determination, the aggregate unpaid principal amount of Swingline Loans.

     "AGREEMENT": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

     "APPLICABLE MARGIN": with respect to each day for LIBOR Loans, the rate per annum based on the Consolidated Leverage Ratio for such day, as set forth under the relevant column heading below:

      ------------------ ------------------------ -----------------------
             Tier                 Ratio           Applicable Margin (bps)
      ------------------ ------------------------ -----------------------
             I             >=2.50:1.00                102.5
      ------------------ ------------------------ -----------------------
             II            >=2.00:1.00 and less        80.0
                           than 2.50:1.00
      ------------------ ------------------------ -----------------------
             III           >=1.00:1.00 and less        62.5
                           than 2.00:1.00
      ------------------ ------------------------ -----------------------
             IV            <1.00:1.00                  50.0
      ------------------ ------------------------ -----------------------

     The Applicable Margin will be set on the day which is five Business Days following the receipt by the Administrative Agent of the financial statements referenced in subsection 7.1(a) or subsection 7.1(b), as the case may be, and shall apply to all LIBOR Loans (i.e., existing, new or additional Loans, or Loans which are continuations or conversions) then outstanding (i.e., subject to the below provisions, outstanding LIBOR Loans shall bear interest at the new Applicable Margin from and after the date any such margin is reset in accordance with the provisions hereof; prior to such time, such LIBOR Loans shall accrue interest based on the Applicable Margin relating to the period immediately prior to the time such margin is reset in accordance with the provisions hereof) or to be made on or after such date until, but not including, the next date on which the Applicable Margin is reset in accordance with the provisions hereof; provided, however, that notwithstanding the foregoing, if any financial statements are not received by the Administrative Agent within the time period relating to such financial statements as provided in subsection 7.1(a) or subsection 7.1(b) as the case may be, the Applicable Margin on all LIBOR Loans then outstanding or to be made on or after the date the Applicable Margin should have been reset in accordance with the foregoing provisions (i.e., assuming timely delivery of the requisite financial statements), until the day which is five Business Days following the receipt by the Administrative Agent of such financial statements, will be 1.025%; and further provided, however, that the Lenders shall not in any way be deemed to have waived any Event of Default or any remedies hereunder (including, without limitation, remedies provided in Section 9) in connection with the provisions of the foregoing proviso.

     "APPLICATION": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

     "APPROVED FUND": as defined in subsection 11.6(b).

     "ASSIGNEE": as defined in subsection 11.6(b).

     "ATTORNEY COSTS": all reasonable fees and disbursements of any law firm or other external counsel.

     "AUSTRALIAN DOLLARS": the lawful currency of Australia.

     "AVAILABLE FOREIGN CURRENCIES": Euro, Japanese Yen, Australian Dollars, Canadian Dollars, Pounds Sterling, Swiss Francs and any other available and freely-convertible non-Dollar currency in which dealings in deposits are carried out in the London interbank market which are selected by the Borrower and approved by the Administrative Agent and each of the Lenders.

     "AVAILABLE MULTICURRENCY COMMITMENT": as at any date of determination with respect to any Lender, an amount in Dollars equal to the excess, if any, of (a) the amount of such Lender's Multicurrency Commitment OVER (b) the Dollar Equivalent of the Aggregate Multicurrency Outstandings of such Lender on such date.

     "AVAILABLE REVOLVING CREDIT COMMITMENT": as at any date of determination with respect to any Lender, an amount in Dollars equal to the excess, if any, of
(a) the amount of such Lender's Revolving Credit Commitment in effect on such date OVER (b) the Aggregate Revolving Credit Outstandings of such Lender on such date.

     "BORROWER": as defined in the preamble hereto.

     "BORROWING": any extension of credit under this Agreement.

     "BORROWING  DATE":  any  Business  Day  specified  in a notice  pursuant to
Section 2 or Section 4 as a date on which the Borrower requests the Lenders to extend credit, make Loans or issue Letters of Credit hereunder.

     "BRITISH POUNDS STERLING" AND "POUNDS STERLING": the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

     "BUSINESS": as defined in subsection 5.10.

     "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; PROVIDED, that (a) if such day relates to any Multicurrency Loan denominated in a currency other than Euro, such term shall mean any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the applicable foreign currency or foreign exchange interbank market, (b) if such day relates to any Multicurrency Loan denominated in euro, such term shall mean Target Operating Days, and (c) if such day relates to any LIBOR Loan in Dollars, such term shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close which is also a London Business Day.

     "CANADIAN DOLLARS": the lawful currency of Canada.

     "CAPITAL LEASE OBLIGATIONS": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "CLO": as defined in subsection 11.6(b).

     "CLOSING DATE": the date, on or before May 2, 2002, on which the conditions precedent set forth in subsection 6.1 shall be satisfied.

     "CODE": the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITMENT INCREASE DATE": as defined in subsection 2.7(a).

     "COMMITMENT PERIOD": the period from and including the Closing Date to but not including the Termination Date.

     "COMMITMENTS":   the   collective   reference  to  the   Revolving   Credit
Commitments,   Multicurrency   Commitments,   Swingline   Commitments   and  L/C
Commitment.

     "COMMITTED OUTSTANDINGS PERCENTAGE": on any date with respect to any Lender, the percentage which the Aggregate Revolving Credit Outstandings of such Lender constitutes of the Aggregate Revolving Credit Outstandings of all Lenders.

     "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code , except that for purposes of Title IV of ERISA, a "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA.

     "CONSOLIDATED EBITDA": for any period, Consolidated Operating Income plus, without duplication, (a) Consolidated Interest Income, (b) depreciation, (c) amortization and (d) the Designated Charges of the Borrower and its Subsidiaries for such period, determined on a consolidated basis and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONSOLIDATED GROSS PROFIT": for any period, net sales less cost of sales of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONSOLIDATED INTEREST COVERAGE RATIO": for any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on (or most recently ended prior to) such date to (b) Consolidated Interest Expense for such period.

     "CONSOLIDATED INTEREST EXPENSE": for any period, total interest expense (including, without limitation, rent or interest expense pursuant to Capital Lease Obligations that is treated as interest in accordance with GAAP) of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONSOLIDATED INTEREST INCOME": for any period, the interest income of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONSOLIDATED  LEVERAGE RATIO": at any date of determination,  the ratio of
(a) Consolidated Total Debt on such date to (b) Consolidated EBITDA for the period of the four fiscal quarters ending on (or most recently ended prior to) such date.

     "CONSOLIDATED OPERATING EXPENSES": for any period, total expenses related to salaries, employee benefits and general and administrative expenses of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONSOLIDATED OPERATING INCOME": for any period, Consolidated Gross Profit less Consolidated Operating Expenses of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONSOLIDATED TOTAL ASSETS": at any date of determination, the net book value of all assets of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONSOLIDATED TOTAL DEBT": at any date of determination, the aggregate amount of all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "CONTINUING DIRECTORS": as to the Borrower, the directors of the Borrower on the Closing Date and each other director of the Borrower whose nomination for election to the Board of Directors of Borrower is recommended by a majority of the then Continuing Directors.

     "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "DEFAULT": any event or circumstance that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

     "DESIGNATED CHARGES": for any period, to the extent deducted in computing Consolidated Operating Income, the aggregate of total (a) non-cash, non-recurring merger and integration costs, and (b) non-cash, non-recurring restructuring costs, of the Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

     "DISPOSITION" OR "DISPOSE": the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

     "DISPOSITION VALUE": (a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such Disposition in good faith by the Borrower, and (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding Equity Interests of such Subsidiary (assuming, in making such calculations, that all securities convertible into such Equity Interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the Disposition thereof, in good faith by the Borrower.

     "DOLLAR EQUIVALENT": with respect to an amount denominated in any currency other than Dollars, the equivalent in Dollars of such amount determined at the Exchange Rate on the date of determination of such equivalent in accordance with the provisions of the next sentence. In making any determination of the Dollar Equivalent for purposes of calculating the amount of Loans to be borrowed from the respective Lenders on any Borrowing Date, the Administrative Agent shall use the relevant Exchange Rate in effect on the date on which the interest rate for such Loans is determined pursuant to the provisions of this Agreement and the other Loan Documents.

     "DOMESTIC SUBSIDIARY": any Subsidiary other than a Foreign Subsidiary.

     "DOLLARS" and "$": lawful currency of the United States of America.

     "EMU": the economic and monetary unit in accordance with the Treaty of Rome of 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992, and the Amsterdam Treaty of 1998, as amended from time to time.

     "EMU LEGISLATION": legislative measures of the European Council (including without limitation European Council regulations) for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), in each case as amended or supplemented from time to time.

     "ENVIRONMENTAL LAWS": any and all applicable foreign, Federal, state, local or municipal laws, rules, regulations, statutes, ordinances, codes, decrees, or other enforceable requirements or orders of any Governmental Authority or other Requirements of Law regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

     "EQUITY INTERESTS": any and all shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interests.

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "EURO": the single currency of participating member states of the European Union.

     "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements actually imposed on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such System. The determination of Eurocurrency Reserve Requirements by the Administrative Agent shall be conclusive in the absence of manifest error.

     "EVENT OF DEFAULT": any of the events specified in Section 9.

     "EXCESS  UTILIZATION  DAY":  any  day on  which  the  sum of the  Aggregate
Revolving Credit Outstandings of all Lenders exceeds 50% of the Aggregate Revolving Credit Commitments.

     "EXCHANGE RATE": with respect to any non-Dollar currency on any date, the rate at which such currency may be exchanged into Dollars, as set forth on such date on the relevant Reuters currency page at or about 11:00 A.M., London time, on such date. In the event that such rate does not appear on any Reuters currency page, the "Exchange Rate" with respect to such non-Dollar currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such "Exchange Rate" shall instead be the Spot Rate of exchange in the interbank market where its foreign currency exchange operations in respect of such non-Dollar currency are then being conducted, at or about 10:00 A.M., local time, on such date for the purchase of Dollars with such non-Dollar currency, for delivery two Business Days later; PROVIDED, that if at the time of any such determination, no such Spot Rate can reasonably be quoted, the Administrative Agent after consultation with the Borrower may use any reasonable method as the Administrative Agent deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

     "EXISTING FACILITY": as defined in the recitals hereto.

     "EXISTING   LETTERS  OF  CREDIT":   those   letters  of  credit  which  are
individually described on SCHEDULE II.

     "FACILITY FEE RATE": for each day during each calculation period, the rate per annum based on the Consolidated Leverage Ratio for such day, as set forth below:

     ------------------ ------------------------ -----------------------
                                                      FACILITY FEE
           TIER                  RATIO                   (BPS)
     ------------------ ------------------------ -----------------------
            I           >=2.50:1.00                       22.5
     ------------------ ------------------------ -----------------------
            II          >=2.00:1.00 and less              20.0
                        than 2.50:1.00
     ------------------ ------------------------ -----------------------
            III         >=1.00:1.00 and less              17.5
                        than 2.00:1.00
     ------------------ ------------------------ -----------------------

     ------------------ ------------------------ -----------------------
            IV          <1.00:1.00                        15.0
     ------------------ ------------------------ -----------------------

The applicable Facility Fee will be set on the day which is five Business Days following the receipt by the Administrative Agent of the financial statements referenced in subsection 7.1(a) or subsection 7.1(b), as the case may be, and shall apply until, but not including, the next date on which the applicable Facility Fee is reset in accordance with the provisions hereof; provided, however, that notwithstanding the foregoing, if any financial statements are not received by the Administrative Agent within the time period relating to such financial statements as provided in subsection 7.1(a) or subsection 7.1(b), as the case may be, the applicable Facility Fee will be 0.225% until the day which is five Business Days following the receipt by the Administrative Agent of such financial statements; and further provided, however, that the Lenders shall not in any way be deemed to have waived any Event of Default or any remedies hereunder (including, without limitation, remedies provided in Section 9) in connection with the provisions of the foregoing proviso.

     "FAIR MARKET VALUE": at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

     "FEDERAL FUNDS EFFECTIVE RATE": as defined in the definition of "ABR" in this subsection 1.1.

     "FEE COMMENCEMENT DATE": the Closing Date.

     "FINANCING LEASE": any lease of property, real or personal, the obligations of the lessee in respect of which are Capital Lease Obligations on a balance sheet of the lessee.

     "FOREIGN SUBSIDIARY": any Subsidiary incorporated or otherwise organized in any jurisdiction outside the United States of America, its territories and possessions.

     "FUNDING COMMITMENT PERCENTAGE": as at any date of determination, with respect to any Lender, that percentage which the Available Revolving Credit Commitment of such Lender then constitutes of the Aggregate Available Revolving Credit Commitments.

     "GAAP": generally accepted accounting principles in the United States of America consistently applied with respect to those utilized in preparing the audited financial statements referred to in subsection 5.1.

     "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GUARANTORS": each of Roane Barker, Inc., Dentrix Dental Systems, Inc., HSI Service Corp., Micro Bio-Medics, Inc. and GIV Holdings, Inc., any Subsidiaries or Affiliates that are guarantors under or with respect to any of the Note Purchase Agreements from time to time from and after the date hereof, and any Significant Subsidiary of the Borrower from time to time formed, acquired, organized or existing from and after the date hereof.

     "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other unrelated third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.

     "INDEBTEDNESS": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers' acceptances, letters of credit, surety bonds or similar arrangements, (g) all indebtedness of such Person, determined in accordance with GAAP, arising out of a Receivables Transaction, (h) all Guarantee Obligations of such Person; (i) all obligations of such Person secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; PROVIDED, HOWEVER, that in the event that liability of such Person is non-recourse to such Person and is recourse only to specified property owned by such Person, the amount of Indebtedness attributed thereto shall not exceed the greater of the Fair Market Value of such property or the net book value of such property, and (j) for the purposes of subsection 9(d) only (except to the extent otherwise included above), all obligations of such Person in respect of Swap Agreements; provided that for the purposes of subsection 9(d), the "principal amount" of the obligations of such Person in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Swap Agreement were terminated at such time. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is actually liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not actually liable therefor.

     "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "INSOLVENT": pertaining to a condition of Insolvency.

     "INTEREST PAYMENT DATE": (a) as to any ABR Loan, the last day of each March, June, September and December; (b) as to any LIBOR Loan having an Interest Period of three months or less, the last day of such Interest Period; (c) as to any LIBOR Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period; and (d) as to any Swingline Loan, the earlier to occur of (i) the maturity date thereof and (ii) the date the same shall have been prepaid in accordance with the provisions of this Agreement.

     "INTEREST PERIOD": with respect to any LIBOR Loan:

     (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

     (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such LIBOR Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days, in the case of LIBOR Loans in Dollars, and four Business Days, in the case of LIBOR Loans in Available Foreign Currencies, prior to the last day of the then current Interest Period with respect thereto; PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

     (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

     (2) any Interest Period in respect of any Loan made by any Lender that would otherwise extend beyond the Termination Date applicable to such Lender shall end on such Termination Date; and

     (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

     "IRS": The United States Internal Revenue Service and any successor governmental agency performing a similar function.

     "ISSUING LENDER": JPMCB, in its capacity as issuer of any Letter of Credit, and its successors. The Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender, in which case the term "Issuing Lender" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "JAPANESE YEN": the official legal currency of Japan.

     "JPMCB": JPMorgan Chase Bank.

     "JUDGMENT CURRENCY": as defined in subsection 11.15.

     "L/C COMMITMENT": the obligation of the Issuing Lender to issue Letters of Credit pursuant to Section 4 with respect to which the resulting L/C Obligations at any one time outstanding shall not exceed $15,000,000.

     "L/C FEE PAYMENT DATE": the last day of each March, June, September and December and the last day of the Commitment Period.

     "L/C OBLIGATIONS": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to subsection 4.5.

     "L/C PARTICIPANTS": the collective reference to all the Lenders other than the Issuing Lender.

     "LENDER AFFILIATE": (a) any Affiliate of any Lender, (b) any Person that is administered or managed by any Lender and that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and (c) with respect to any Lender which is a fund that invests in commercial loans and similar extensions of credit, any other fund that invests in commercial loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such Lender or investment advisor.

     "LENDERS": as defined in the preamble hereto, and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption (as defined in subsection 11.6), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption; PROVIDED, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Approved Fund.

     "LETTERS OF CREDIT": as defined in subsection 4.1(a).

     "LIBOR LOANS": Revolving Credit Loans with respect to which the rate of interest is based upon the Adjusted LIBO Rate.

     "LIBO RATE": with respect to each day during each Interest Period pertaining to a LIBOR Loan denominated in Dollars or any Available Foreign Currencies, the rate per annum determined by the Administrative Agent to be the offered rate for deposits in the currency in which such LIBOR Loan is denominated with a term comparable to such Interest Period that appears on the applicable Telerate Page (or on any successor or substitute page or service, or any successor to or substitute for such page or service, providing rate quotations comparable to those currently provided on such page or service, as reasonably determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in the currency in which such LIBOR Loan is denominated in the London interbank market) at approximately 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period; PROVIDED, HOWEVER, that if at any time for any reason such offered rate for any such currency shall not be available, "LIBO Rate" shall mean, with respect to each day during each Interest Period pertaining to a LIBOR Loan denominated in such currency, the rate per annum reasonably determined by the Administrative Agent as the rate of interest at which deposits in the relevant currency for delivery on the first day of such Interest Period in same day funds in the amount of $5,000,000 and with a term equivalent to such Interest Period would be offered by JPMCB's London branch or London Affiliate to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period. The determination of the LIBO Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

     "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

     "LOAN": any Revolving Credit Loan, extension of credit under or pursuant to
Section 4, or Swingline Loan, as the case may be.

     "LOAN DOCUMENTS": this Agreement, any Notes, the Administrative Agent/Sole Lead Arranger Fee Letter (as defined in subsection 2.5(c)), each Application and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Administrative Agent in connection with the Loans made and transactions contemplated by this Agreement.

     "LONDON BUSINESS DAY": any day on which banks in London are open for general banking business, including dealings in foreign currency and exchange.

     "MAJORITY LENDERS": (a) at any time prior to the termination of the Revolving Credit Commitments, Lenders whose Revolving Credit Commitment Percentages aggregate more than 50%; and (b) notwithstanding the foregoing, for purposes of declaring the Loans to be due and payable pursuant to Section 9, and at any time after the termination of the Revolving Credit Commitments, Lenders whose Aggregate Revolving Credit Outstandings aggregate more than 50% of the Aggregate Revolving Credit Outstandings of all Lenders.

     "MATERIAL ADVERSE EFFECT": a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or (ii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent and the Lenders thereunder, provided that events, developments or circumstances ("Changes") (including general economic or political conditions) generally affecting the Borrower's industry which are not reasonably likely to have a material adverse effect on (x) the business, assets, property or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, or (y) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or Lenders thereunder, will not be deemed Changes for purposes of determining whether a Material Adverse Effect shall have occurred.

     "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, friable asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

     "MULTICURRENCY COMMITMENT": as to any Lender, the obligation of such Lender to make Multicurrency Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on SCHEDULE I under the heading "Multicurrency Commitment," and that such amount may be modified from time to time in accordance with the provisions of this Agreement.

     "MULTICURRENCY COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage which such Lender's Multicurrency Commitment at such time constitutes of the Aggregate Multicurrency Commitments at such time.

     "MULTICURRENCY LOANS": Revolving Credit Loans made in Available Foreign Currencies.

     "MULTIEMPLOYER  PLAN": a Plan which is a  multiemployer  plan as defined in
Section 4001(a)(3) of ERISA.

     "NON-EXCLUDED TAXES": as defined in subsection 3.10.

     "NOTES": the collective reference to any Revolving Credit Notes and any Swingline Notes.

     "NOTE PURCHASE AGREEMENTS": those certain Note Purchase Agreements dated as of June 30, 1999 and September 25, 1998, respectively, as amended, between the Borrower and the various note holders party thereto.

     "OBLIGATIONS": collectively, the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower under this Agreement and the other Loan Documents to which it is a party (including, without limitation, interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement or any other applicable Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the other Loan Documents, Swap Agreements entered into with Lenders or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all Attorney Costs of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of this Agreement or any other Loan Document).

     "PARTICIPANT": as defined in subsection 11.6(c).

     "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and each successor thereto.

     "PERMITTED ACQUISITIONS": as defined in subsection 8.12.

     "PERMITTED INVESTMENTS":

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) certificates of deposit of any Lender, certificates of deposit, eurodollar deposits, time deposits, overnight bank deposits, bankers acceptances and repurchase agreements of any commercial bank which has capital and surplus in excess of $200,000,000 and having maturities of one year or less from the date of acquisition;

          (c) corporate securities, including commercial paper, rated at least A-2 by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S&P") and P-2 by Moody's Investors Service, Inc. ("Moody's") and corporate debt instruments including medium term notes and floating rate notes issued by foreign or domestic corporations which pay in Dollars rated at least A by S&P or Moody's;

          (d) short term tax exempt securities including municipal notes, commercial paper, auction rate floaters and floating rate notes rated at least A-1 by S&P or P-1 by Moody's;

          (e) municipal notes rated at least SP-1 by S&P or MIG-2 by Moody's, and bonds rated at AA by S&P or Moody's;

          (f) auction rate preferred stock or bonds issued with a rate set mechanism and a maximum term of 180 days rated at least AA by Moody's;

          (g) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least AA by S&P or A by Moody's;

          (h) securities with maturities of one year or less from the date of acquisition fully backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and

          (i) money market accounts or funds which invest primarily in the types of securities described in (a) through (h) above.

If both S&P and Moody's cease publishing ratings of investments of any of the types described above, then equivalent ratings of a nationally recognized rating agency will apply.

     "PERSON": an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "PLAN": at a particular time, any "employee pension benefit plan," as such term is defined in Section 3(2) of ERISA and which is subject to Title IV of ERISA and/or Section 412 of the Code, other than a Multiemployer Plan, and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA or to which the Borrower or a Commonly Controlled Entity contributes or has an obligation to contribute.

     "PRIME RATE": as defined in the definition of "ABR" in this subsection 1.1.

     "PROPERTIES": as defined in subsection 5.10.

     "RECEIVABLES": any accounts receivable of any Person, including, without limitation, any thereof constituting or evidenced by chattel paper, instruments or general intangibles, and all proceeds thereof and rights (contractual and other) and collateral related thereto.

     "RECEIVABLES SUBSIDIARY": any special purpose, bankruptcy-remote Subsidiary that purchases Receivables generated by the Borrower or any of its Subsidiaries.

     "RECEIVABLES TRANSACTION": any transaction or series of transactions providing for the financing of Receivables of the Borrower or any of its Subsidiaries, involving one or more sales, contributions or other conveyances by the Borrower or any of its Subsidiaries of its/their Receivables to Receivables Subsidiaries which finance the purchase thereof by means of the incurrence of Indebtedness or otherwise. Notwithstanding anything contained in the foregoing to the contrary: (a) no portion of the Indebtedness (contingent or otherwise) with respect to any Receivables Transactions shall (i) be guaranteed by the Borrower or any of its Subsidiaries, (ii) involve recourse to the Borrower or any of its Subsidiaries (other than the relevant Receivables Subsidiary), or
(iii) require or involve any credit support or credit enhancement from the Borrower or any of its Subsidiaries (other than the relevant Receivables Subsidiary), provided that the Borrower and its Subsidiaries will be permitted to agree to representations, warranties, covenants and indemnities that are reasonably customary in accounts receivable securitization transactions of the type contemplated (none of which representations, warranties, covenants or indemnities will result in recourse to the Borrower or any of its Subsidiaries (other than the relevant Receivables Subsidiary) beyond the limited recourse that is reasonably customary in accounts receivable securitization transactions of the type contemplated); and (b) the securitization facility and structure relating to such Receivables Transactions shall be on market terms and conditions customary for Receivables transactions of the type contemplated.

     "REFUNDED SWINGLINE LOANS": as defined in subsection 2.4.

     "REFUNDING DATE": as defined in subsection 2.4.

     "REGISTER": as defined in subsection 11.6(b).

     "REIMBURSEMENT OBLIGATION": the obligation of the Borrower to reimburse the Issuing Lender pursuant to subsection 4.5(a) for amounts drawn under Letters of Credit.

     "RELATED PARTIES": with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, and agents of such Person or such Person's Affiliates.

     "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "REPORTABLE EVENT": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under PBGC Reg.ss. 4043 or otherwise.

     "REQUIREMENT OF LAW": as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "RESPONSIBLE OFFICER": with respect to any Person, the chief executive officer and the president of such Person as well as, in the case of the Borrower, the Vice President and General Counsel of the Borrower, and in the case of any Guarantor, a duly elected Vice President of such Guarantor, or, with respect to financial matters, the chief financial officer and the treasurer of such Person.

     "RESTRICTED PAYMENT": any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests or other equity interest of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or other equity interest or of any option, warrant or other right to acquire any such Equity Interests or other equity interest.

     "REVOLVING CREDIT COMMITMENT": as to any Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower and to acquire participations in Letters of Credit and Swingline Loans hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on SCHEDULE I under the heading "REVOLVING CREDIT COMMITMENT," as such amount may be modified from time to time in accordance with the provisions of this Agreement.

     "REVOLVING CREDIT COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage which such Lender's Revolving Credit Commitment at such time constitutes of the Aggregate Revolving Credit Commitments at such time (or, if the Revolving Credit Commitments have terminated or expired, the percentage which (a) the Aggregate Revolving Credit Outstandings of such Lender at such time then constitutes of (b) the Aggregate Revolving Credit Outstandings of all Lenders at such time).

     "REVOLVING CREDIT LOANS": as defined in subsection 2.1.

     "REVOLVING CREDIT NOTE": as defined in subsection 3.13(d).

     "REVOLVING LENDER": each Lender that has a Revolving Credit Commitment hereunder or that holds Revolving Credit Loans.

     "SIGNIFICANT SUBSIDIARY":

          (a) each domestic (i.e., incorporated or organized in the United States or any state or territory thereof; hereinafter, "domestic") wholly-owned Subsidiary or other entity formed or acquired by the Borrower or any direct or indirect Subsidiary (whether existing at the date hereof, or formed or acquired after the date hereof), if such Subsidiary or entity, after giving effect to the formation/acquisition of the same, has total assets that exceed five percent of the domestic "Consolidated Total Assets," valued as of the occurrence/closing of such formation/acquisition or as of the last day of any fiscal year thereafter; and

          (b) each domestic Subsidiary or entity (whether existing at the date hereof, or formed or acquired after the date hereof) in which the Borrower or any Guarantor has, directly or indirectly, a 66.67% or greater but less than 100% ownership interest which becomes or is a Subsidiary if such Subsidiary or entity, after giving effect to the formation/acquisition of the same, has total assets that exceed five percent of the domestic "Consolidated Total Assets," valued as of the occurrence/closing of such formation/acquisition or as of the last day of any fiscal year thereafter.

     "SIGNING DATE": the date on which the Lenders have signed this Agreement.

     "SINGLE EMPLOYER PLAN": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "SOLE BOOKRUNNER": as defined in the preamble hereto.

     "SPOT RATE": for a currency means the rate quoted by JPMCB as the spot rate for the purchase by JPMCB of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m., New York time, on the date two Business Days prior to the date on which the foreign exchange transaction is made.

     "SUBSIDIARY": as to any Person ("parent"), a corporation, partnership or other entity (a) the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, or (b) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a direct or indirect Subsidiary or Subsidiaries of the Borrower.

     "SUBSIDIARY STOCK": with respect to any Person, the Equity Interests of any Subsidiary of such Person.

     "SWAP AGREEMENT": any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; PROVIDED that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a Swap Agreement.

     "SWINGLINE COMMITMENT": the obligation of the Swingline Lender to make Swingline Loans pursuant to subsection 2.3 in an aggregate principal amount at any one time outstanding not to exceed $15,000,000.

     "SWINGLINE  LENDER":  JPMCB,  in its  capacity  as the lender of  Swingline
Loans.

     "SWINGLINE LOANS": as defined in subsection 2.3.

     "SWINGLINE NOTE": as defined in subsection 3.13(e).

     "SWINGLINE PARTICIPATION AMOUNT": as defined in subsection 2.4(c).

     "SWISS FRANCS": the lawful currency of Switzerland.

     "SYNDICATION AGENT": as defined in the preamble hereto.

     "TARGET OPERATING DAY": any day that is not (a) a Saturday or Sunday, (b) Christmas Day or New Year's Day or (c) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined in good faith by the Administrative Agent).

     "TERMINATION DATE": (a) May 2, 2006, or (b) such earlier date upon which the Aggregate Revolving Credit Commitments may be terminated in accordance with the terms hereof.

     "TRANSFEREE": as defined in subsection 11.6(e).

     "TYPE": as to any Revolving Credit Loan, its nature as an ABR Loan or a LIBOR Loan.

     "UTILIZATION FEE RATE": .125% per annum.

          1.2  OTHER DEFINITIONAL PROVISIONS
               -----------------------------

          (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes or any other Loan Documents delivered pursuant hereto.

          (b) As used herein or in any of the other Loan Documents, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1, and accounting terms partly defined in subsection 1.1, but only to the extent not so defined, shall have the respective meanings given to them under GAAP. If at any time any change in GAAP or in the manner in which the Borrower shall be required or permitted to disclose its financial results in its filings with the Securities and Exchange Commission (i.e., a change which is inconsistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change (subject to the approval of the Majority Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP and as calculated consistent with the manner disclosed by the Borrower in its Annual Report on Form 10-K for the fiscal year ended December 29, 2001 prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including." Each reference to "basis points" or "bps" shall be interpreted in accordance with the convention that 100 bps = 1.0%.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          1.3  ROUNDING
               --------

          Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

          1.4  REFERENCES TO AGREEMENTS AND LAWS
               ---------------------------------

          Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

                   Section 2. AMOUNT AND TERMS OF COMMITMENTS

          2.1  REVOLVING CREDIT COMMITMENTS
               ----------------------------

          (a) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") in Dollars or in any Available Foreign Currency to the Borrower from time to time during the Commitment Period so long as after giving effect thereto (i) the Available Revolving Credit Commitment of each Lender is greater than or equal to zero,
(ii) the Aggregate Revolving Credit Outstandings of all Lenders do not exceed the Aggregate Revolving Credit Commitments and (iii) the Aggregate Multicurrency Outstandings of all Lenders do not exceed the Aggregate Multicurrency
Commitments. All Revolving Credit Loans shall be made by the Lenders on a pro-rata basis in accordance with their respective Revolving Credit Commitment Percentages. During the Commitment Period, the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. Any Lender may cause its Multicurrency Loans to be made by any branch, affiliate or international banking facility of such Lender, PROVIDED, that such Lender shall remain responsible for all of its obligations hereunder and no additional taxes, costs or other burdens shall be imposed upon the Borrower or the Administrative Agent as a result thereof.

          (b) The Revolving Credit Loans may from time to time be (i) LIBOR Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections
2.2 and 3.2, PROVIDED that (x) each Multicurrency Loan shall be a LIBOR Loan and
(y) no Revolving Credit Loan shall be made as a LIBOR Loan after the day that is one month prior to the Termination Date.

          2.2  PROCEDURE FOR REVOLVING CREDIT BORROWING
               ----------------------------------------

          (a) The Borrower may request a Revolving Credit Loan during the Commitment Period on any Business Day, PROVIDED that the Borrower shall give the Administrative Agent irrevocable notice prior to 10:00 A.M., New York City time,
(a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be LIBOR Loans in Dollars,
(b) four Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be LIBOR Loans in Available Foreign Currencies, or (c) on the requested Borrowing Date, with respect to ABR Loans. Each such borrowing request may be given by telephone or by delivery of a written borrowing request. Any such written borrowing request shall be substantially in the form of EXHIBIT A, duly completed and executed by the Borrower. Any such telephonic borrowing request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written borrowing request which shall be substantially in the form of EXHIBIT A, duly completed and executed by the Borrower.

          (b) Each Borrowing request shall specify (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be comprised of LIBOR Loans, ABR Loans or a combination thereof, (iv) if the borrowing is to be entirely or partly comprised of LIBOR Loans, the amount of such LIBOR Loan and the length of the initial Interest Period therefor, and (v) if the borrowing is to be entirely or partly comprised of Multicurrency Loans, the requested Available Foreign Currency and the amount of such borrowing.

          (c) Each borrowing under the Revolving Credit Commitments (other than a borrowing under subsection 2.4 and 4.2) shall be in an amount equal to (x) in the case of ABR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the Aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of LIBOR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Lender thereof. Prior to 11:00 A.M. New York City time in the case of LIBOR Loans, and prior to 12:00 Noon New York City time in the case of ABR Loans, on the Borrowing Date requested by the Borrower in accordance with the provisions hereof, each Lender will make an amount equal to its Funding Commitment Percentage of the principal amount of the Revolving Credit Loans requested to be made on such Borrowing Date available to the Administrative Agent for the account of the Borrower at the New York office of the Administrative Agent specified in subsection 11.2 (or such other funding office for the relevant Available Foreign Currency which is specified from time to time by the Administrative Agent by notice to the Borrower and the Lenders) in funds immediately available (in the relevant Available Foreign Currency for Multicurrency Loans), to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

          2.3  SWINGLINE COMMITMENT
               --------------------

     Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments from time to time during the Commitment Period by making swingline Loans ("SWINGLINE LOANS") in Dollars to the Borrower so long as after giving effect thereto (i) the Aggregate Swingline Outstandings shall not exceed the Swingline Commitment and (ii) the Aggregate Revolving Credit
Outstandings of all Lenders shall not exceed the Aggregate Revolving Credit Commitments; PROVIDED that a Swingline Loan may not be used to refinance an outstanding Swingline Loan. During the Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. The Borrower shall repay each Swingline Loan within thirty (30) Business Days of the Borrowing Date of such Swingline Loan. All repayments under this Agreement on account of Swingline Loans shall be made in Dollars in immediately available funds to the Swingline Lender for its own account not later than 1:00 p.m. New York City time on the date any such payment is due to the office of JPMCB specified in subsection 11.2.

          2.4  PROCEDURE FOR SWINGLINE BORROWING; REFUNDING OF SWINGLINE LOANS
               ---------------------------------------------------------------

          (a) Whenever the Borrower desires that the Swingline Lender make a Swingline Loan, it shall give the Swingline Lender irrevocable telephonic notice, which telephonic notice must be received by the Swingline Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date, specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Commitment Period). Each such telephonic borrowing request shall be confirmed promptly by hand delivery or telecopy to the Swingline Lender of a written borrowing request which shall be substantially in the form of EXHIBIT B, duly completed and executed by the Borrower. Each borrowing under the Swingline Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent for the account of the Borrower at the New York office of the Administrative Agent specified in subsection 11.2 an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent on such Borrowing Date in immediately available funds. The Administrative Agent shall give the other Lenders prompt notice of each extension by the Swingline Lender of a Swingline Loan.

          (b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day's notice given by the Swingline Lender to the Lenders (with a copy to the Borrower) no later than 12:00 Noon, New York City time, request each Lender (including the Swingline Lender in its capacity as a Lender having a Revolving Credit Commitment) to make, and each Lender hereby agrees to make, an ABR Loan, in an amount equal to such Lender's Revolving Credit Commitment Percentage of the aggregate amount of the Swingline Loans (the "REFUNDED SWINGLINE LOANS") outstanding on the date of such notice, to repay the Swingline Lender. Each Lender shall make the amount of such ABR Loan available to the Administrative Agent at the New York office of the Administrative Agent specified in subsection
11.2 in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such ABR Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. The Borrower irrevocably authorizes the Swingline Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Refunded Swingline Loans if such deficiency is not otherwise reimbursed by the Borrower on the Business Day following a written request for such reimbursement to the Borrower by the Swingline Lender (without prejudice to any rights Borrower may have against any such Lender which did not provide its pro rata portion to repay in full such Refunded Swingline Loans). If such amount is not in fact made available to the Administrative Agent by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender together with accrued interest thereon for each day from the date such amount is required to be paid, at the Federal Funds Effective Rate. If such Lender does not pay such amount as provided above, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents other than those provisions requiring the other Lenders to purchase a participation therein, and all amounts paid or payable by the Borrower on account of Swingline Loans which would otherwise comprise such Lender's Swingline Participation Amount (had such Lender purchased and funded its participation therein) shall continue to be for the sole account of the

Swingline Lender. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Revolving Credit Loans, amounts due with respect to any Letters of Credit (or its participation interests therein) and any other amounts due to it hereunder to the Swingline Lender to fund ABR Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase and fund pursuant to this subsection 2.4(b), until such amount has been purchased and funded.

          (c) If, prior to the time an ABR Loan would have otherwise been made pursuant to subsection 2.4(b), one of the events described in subsection 9(e) or 9(i) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, ABR Loans may not be made as contemplated by subsection 2.4(b), each Lender shall, on the date such ABR Loan was to have been made pursuant to the notice referred to in subsection 2.4(b) (the "REFUNDING DATE"), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the "SWINGLINE PARTICIPATION AMOUNT") equal to (i) such Lender's Revolving Credit Commitment Percentage TIMES
(ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such ABR Loans, and upon the purchase of any such participating interest the then outstanding Swingline Loans shall bear interest at the rate then applicable to ABR Loans.

          (d) Whenever, at any time after the Swingline Lender has received from any Lender such Lender's Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's PRO RATA portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); PROVIDED, HOWEVER, that in the event that such payment received by the Swingline Lender is required to be returned, such Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

          (e) Each Lender's obligation to make the Loans referred to in subsection 2.4(b) and to purchase participating interests pursuant to subsection 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 6; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          2.5  FEES
               ----

          (a) FACILITY FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee for the period from and including the Fee Commencement Date to the Termination Date, computed at the Facility Fee Rate on the average daily amount of the Revolving Credit Commitment of such Lender (regardless of usage) during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date, commencing on the first of such dates to occur after the date hereof.

          (b) UTILIZATION FEE. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a utilization fee for each Excess Utilization Day during the period from and including the Fee Commencement Date to the Termination Date, computed at the Utilization Fee Rate on the average daily amount of the Aggregate Revolving Credit Outstandings of such Lender for each Excess Utilization Day during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date, commencing on the first of such dates to occur after the date hereof.

          (c) ARRANGEMENT AND AGENCY FEES . The Borrower shall pay an arrangement fee to the Sole Lead Arranger for the Sole Lead Arranger's own account, and shall pay an agency fee to the Administrative Agent for the Administrative Agent's own account, in the amounts and at the times specified in the letter agreement, dated January 4, 2002 (the "Administrative Agent/Sole Lead Arranger Fee Letter"), between the Borrower, the Sole Lead Arranger and the Administrative Agent. Such fees shall be fully earned when paid and shall be nonrefundable for any reason whatsoever.

          (d) LENDERS' UPFRONT FEE. On the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders in the amounts set forth below, an aggregate upfront fee of $262,500. Such upfront fees are for the credit facilities committed by the Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.

            ---------------------------------- ----------------------
                         LENDER                       AMOUNT

            ---------------------------------- ----------------------
            JPMorgan Chase Bank                       $56,250
            ---------------------------------- ----------------------
            Fleet National Bank                       $56,250
            ---------------------------------- ----------------------
            Citibank N.A.                             $31,250
            ---------------------------------- ----------------------
            HSBC Bank USA                             $31,250
            ---------------------------------- ----------------------
            Mellon Bank, N.A.                         $31,250
            ---------------------------------- ----------------------
            The Bank of New York                      $31,250
            ---------------------------------- ----------------------
            Wells Fargo Bank, National                $15,000
            Association
            ---------------------------------- ----------------------
            Israel Discount Bank of New York          $10,000
            ---------------------------------- ----------------------

          2.6  TERMINATION OR REDUCTION OF COMMITMENTS
               ---------------------------------------

     The Borrower shall have the right, upon not less than five Business Days' notice to the Administrative Agent, to terminate the Aggregate Revolving Credit Commitments or, from time to time, to reduce the amount of the Aggregate Revolving Credit Commitments; PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, either (a) the Aggregate Available Revolving Credit Commitments would not be greater than or equal to zero or (b) the Available Revolving Credit Commitments of any Lender would not be greater than or equal to zero. Any such reduction shall be in an amount equal to $5,000,000 or if greater, a whole multiple thereof, and shall reduce permanently the Aggregate Revolving Credit Commitments then in effect. The Administrative Agent shall give each Lender prompt notice of any notice received from the Borrower pursuant to this subsection 2.6. Simultaneously with any such reduction, a pro-rata reduction in the Aggregate Multicurrency Commitments and the Swingline Commitment shall be deemed to have occurred.

          2.7  INCREASE IN COMMITMENTS
               -----------------------

          (a) The Borrower may at any time propose that the Aggregate Revolving Credit Commitments hereunder be increased (each such proposed increase being a "COMMITMENT INCREASE"), by notice to the Administrative Agent specifying the existing Lender(s) (the "INCREASING LENDER(S)") and/or the additional lenders (the "ASSUMING LENDER(S)") that will be providing the additional Commitment(s) and the date on which such increase is to be effective (the "COMMITMENT INCREASE DATE"), which shall be a Business Day at least three Business Days after delivery of such notice and prior to the Termination Date; PROVIDED that:

          (i) the minimum aggregate amount of each proposed Commitment Increase shall be (A)$10,000,000 in the case of an Assuming Lender and (B)$5,000,000 in the case of an Increasing Lender;

          (ii) immediately after giving effect to such Commitment Increase,  the
     Aggregate   Revolving  Credit   Commitments   hereunder  shall  not  exceed
     $250,000,000;

          (iii) no Event of Default shall have occurred and be continuing on such Commitment Increase Date or shall result from the proposed Commitment Increase; and

          (iv) the representations and warranties contained in Section 5 and in the other Loan Documents shall be true correct in all material respects on and as of the Commitment Increase Date as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (b) Any Assuming Lender shall become a Lender hereunder as of such Commitment Increase Date and the Commitment of any Increasing Lender and any such Assuming Lender shall be increased as of such Commitment Increase Date; PROVIDED that:

          (i) the Administrative Agent shall have received on or prior to 9:00 a.m., New York City time, on such Commitment Increase Date a certificate of a duly authorized officer of the Borrower stating that each of the applicable conditions to such Commitment Increase set forth in clause (a) of this subsection has been satisfied;

          (ii) with respect to each Assuming Lender, the Administrative Agent shall have received, on or prior to 9:00 a.m., New York City time, on such Commitment Increase Date, an assumption agreement in substantially the form of EXHIBIT C (an "Assumption Agreement") duly executed by such Assuming Lender and the Borrower and acknowledged by the Administrative Agent; and

          (iii) each Increasing Lender shall have delivered to the Administrative Agent, on or prior to 9:00 a.m., New York City time, on such Commitment Increase Date, confirmation in writing satisfactory to the Administrative Agent as to its increased Commitment, with a copy of such confirmation to the Borrower.

          (c) Upon its receipt of confirmation from a Lender that it is increasing its Commitment hereunder, together with the certificate referred to in clause (b)(i) above, the Administrative Agent shall (A) record the information contained therein in the Register and (B) give prompt notice thereof to the Borrower; provided that absent such Lender's confirmation of such a Commitment Increase as aforesaid, such Lender will be under no obligation to increase its Commitment hereunder. Upon its receipt of an Assumption Agreement executed by an Assuming Lender, together with the certificate referred to in clause (b)(i) above, the Administrative Agent shall, if such Assumption Agreement has been completed and is in substantially the form of EXHIBIT C, (x) accept such Assumption Agreement, (y) record the information contained therein in the Register and (z) give prompt notice thereof to the Borrower.

          (d) In the event that the Administrative Agent shall have received notice from the Borrower as to any agreement with respect to a Commitment Increase on or prior to the relevant Commitment Increase Date and the actions provided for in clause (b) above shall have occurred by 9:00 a.m., New York City time, on such Commitment Increase Date, the Administrative Agent shall notify the Lenders (including any Assuming Lenders) of the occurrence of such Commitment Increase promptly on such date by facsimile transmission or electronic messaging system. On the date of such Commitment Increase, the Borrower shall (i) prepay the outstanding Revolving Credit Loans (if any) in full, (ii) simultaneously borrow new Revolving Credit Loans hereunder in an amount equal to such prepayment, so that, after giving effect thereto, the Revolving Credit Loans are held ratably by the Lenders in accordance with the respective Revolving Credit Commitments of such Lenders (after giving effect to such Commitment Increase) and (iii) pay to the Lenders the amounts, if any, payable under subsection 3.11.

          2.8  REPAYMENT OF REVOLVING CREDIT LOANS
               -----------------------------------

          The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (except as may be otherwise provided in subsection 2.4) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 9 or otherwise). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 3.4.

                         Section 3. CERTAIN PROVISIONS
                             APPLICABLE TO THE LOANS

          3.1  OPTIONAL AND MANDATORY PREPAYMENTS
               ----------------------------------

          (a) The Borrower may at any time and from time to time prepay outstanding Revolving Credit Loans or Swingline Loans, in whole or in part, without premium or penalty (other than any amounts payable pursuant to subsection 3.11 if such prepayment is of LIBOR Loans and is made on a day other than the last day of the Interest Period with respect thereto), (i) upon at least four Business Days' irrevocable notice to the Administrative Agent in the case of Revolving Credit Loans and (ii) in the case of Swingline Loans, irrevocable notice to the Administrative Agent by not later than 3:00 P.M., New York City time, on the Business Day immediately preceding the date of prepayment, in each case ((i) and (ii) above) specifying the date and amount of prepayment and whether the prepayment is of LIBOR Loans, ABR Loans, a combination thereof, if of a combination thereof, the amount allocable to each, or of Swingline Loans. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable by the Borrower on the date specified therein. Partial prepayments of Multicurrency Loans shall be in an aggregate principal amount the Dollar Equivalent of which is at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Partial prepayments of Revolving Credit Loans denominated in Dollars shall be in an aggregate principal amount of at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount which is at least $100,000 or an integral multiple of $100,000 in excess thereof.

          (b) (i) If, at any time during the Commitment Period, for any reason the Aggregate Revolving Credit Outstandings of all Lenders exceed the Aggregate Revolving Credit Commitments then in effect, the Borrower shall, without notice or demand, immediately prepay the Revolving Credit Loans in an amount that equals or exceeds the amount of such excess.

               (ii) If, at any time during the Commitment Period, for any reason either the Aggregate Multicurrency Outstandings exceed the Aggregate Multicurrency Commitments, the Aggregate Swingline Outstandings exceeds the Aggregate Swingline Commitment or the L/C Obligations exceed the L/C Commitment, the Borrower shall, without notice or demand, immediately prepay the Multicurrency Loans and/or the Swingline Loans and/or cash collateralize the L/C Obligations in accordance with the provisions of subsection 4.8, as the case may be, in amounts such that any such excess is eliminated.

               (iii) Each prepayment of Loans pursuant to this subsection 3.1(b) shall be accompanied by any amounts payable under subsection 3.11 in connection with such prepayment.

          3.2  CONVERSION AND CONTINUATION OPTIONS
               -----------------------------------

          (a) The Borrower may elect from time to time to convert LIBOR Loans to ABR Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election. The Borrower may elect from time to time to convert ABR Loans to LIBOR Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election in the case of LIBOR Loans in Dollars and at least four Business Days' prior irrevocable notice of such election in the case of LIBOR Loans in Available Foreign Currencies. Any such notice of conversion to LIBOR Loans shall specify the length of the initial Interest Period therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. All or any part of outstanding LIBOR Loans and ABR Loans may be converted as provided herein, PROVIDED that (i) no Multicurrency Loan may be converted to an ABR Loan, (ii) no Loan may be converted into a LIBOR Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a conversion is not appropriate and (iii) no Loan may be converted into a LIBOR Loan after the date that is one month prior to the Termination Date.

          (b) Any LIBOR Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no LIBOR Loan may, except as provided in the following proviso, be continued as such (A) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Lenders have determined that such a continuation is not appropriate or (B) after the date that is one month prior to the Termination Date, and PROVIDED, FURTHER, that if the Borrower shall fail to give such notice or if such continuation is not permitted, (x) with respect to any such Loans which are Multicurrency Loans, the Borrower shall be deemed to have specified an Interest Period of one month and (y) all such other Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any notice pursuant to this subsection 3.2(b), the Administrative Agent shall promptly notify each Lender thereof.

          3.3  MAXIMUM NUMBER OF TRANCHES
               --------------------------

          Notwithstanding anything contained herein to the contrary, after giving effect to any Borrowing, unless consented to by the Administrative Agent in its sole discretion, (a) there shall not be more than twelve different Interest Periods in effect in respect of all Revolving Credit Loans at any one time outstanding, and (b) there shall not be more than eight different Multicurrency Loans in respect of all Revolving Credit Loans at any one time outstanding.

          3.4  INTEREST RATES AND PAYMENT DATES
               --------------------------------

          (a) Each LIBOR Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted LIBO Rate determined for such Interest Period plus the Applicable Margin in effect for such day.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR.

          (c) Each Multicurrency Loan shall be a LIBOR Loan.

          (d) Each Swingline Loan shall bear interest at a rate per annum (rounded upwards, if necessary, to the next 1/100 of one percent) equal to the sum of (a) the Federal Funds Effective Rate in effect on such day plus (b) such margin upon which the Swingline Lender and the Borrower shall agree, upon receipt by the Swingline Lender of a Swingline Loan request pursuant to subsection 2.4.

          (e) If all or a portion of (i) any principal of any Loan, (ii) any interest payable thereon, (iii) any facility fee or (iv) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), the principal of the Loans and any such overdue interest, facility fee or other amount shall bear interest at a rate per annum which is (x) in the case of principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of any such overdue interest, facility fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such overdue principal, interest, facility fee or other amount is paid in full (as well after as before judgment).

          (f) Interest pursuant to this subsection shall be payable in arrears on each Interest Payment Date PROVIDED that interest accruing pursuant to paragraph (e) of this subsection shall be payable from time to time on demand.

          3.5  COMPUTATION OF INTEREST AND FEES
               --------------------------------

          (a) Whenever (i) interest is calculated on the basis of the Prime Rate or (ii) Multicurrency Loans are denominated in British Pounds Sterling, interest shall be calculated on the basis of a 365 (or 366, as the case may be) day year for the actual days elapsed; and, otherwise, interest and fees shall be calculated on the basis of a 360-day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of an Adjusted LIBO Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements, shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The
Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to subsection 3.4(a), (b) or (c).

          3.6  INABILITY TO DETERMINE INTEREST RATE
               ------------------------------------

     If prior to the first day of any Interest Period:

          (a) the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Majority Lenders that the Adjusted LIBO Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as given in good faith and conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given, (w) any LIBOR Loans (excluding Multicurrency Loans) requested to be made on the first day of such Interest Period shall be made as ABR Loans, PROVIDED, that, notwithstanding the provisions of subsection 2.2, the Borrower may cancel the request for such LIBOR Loan (including Multicurrency Loans) by written notice to the Administrative Agent one Business Day prior to the first day of such Interest Period and the Borrower shall not be subject to any liability pursuant to subsection 3.11 with respect to such cancelled request, (x) any Loans that were to have been converted on the first day of such Interest Period to LIBOR Loans (excluding Multicurrency Loans) shall be continued as ABR Loans, and (y) any outstanding LIBOR Loans (excluding Multicurrency Loans) shall be converted, on the first day of such Interest Period, to ABR Loans, and (z) any Multicurrency Loans to which such Interest Period relates shall be repaid on the first day of such Interest Period. Until such notice has been withdrawn by the Administrative Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to LIBOR Loans.

          3.7  PRO RATA TREATMENT AND PAYMENTS
               -------------------------------

          (a) Except to the extent provided elsewhere in this Agreement to the contrary, each payment of principal or interest in respect of the Loans shall be made PRO RATA according to the amounts then due and owing to the respective Lenders.

          (b) Each Borrowing by the Borrower of Revolving Credit Loans from the Lenders hereunder shall be made PRO RATA according to the Funding Commitment Percentages of the Lenders in effect on the date of such Borrowing. Each payment by the Borrower on account of any facility fee hereunder and any reduction of the Revolving Credit Commitments of the Lenders shall be allocated by the
Administrative Agent among the Lenders PRO RATA according to the Revolving Credit Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then due and owing to the Lenders. All payments (including prepayments) to be made by the Borrower hereunder in respect of amounts denominated in Dollars, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in subsection 11.2, in Dollars and in immediately available funds. All payments (including prepayments) to be made by the Borrower hereunder with respect to principal and interest on Multicurrency Loans shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof, to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in subsection 11.2, in the Available Foreign Currency with respect to which such Multicurrency Loan is denominated and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

          (c) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to (i) the daily average Federal Funds Effective Rate (in the case of a borrowing of Revolving Credit Loans denominated in Dollars) and (ii) the greater of (A) the daily average Federal Funds Effective Rate or (B) the Administrative Agent's reasonable estimate of its average daily cost of funds (in the case of a borrowing of Multicurrency Loans), in each case for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon equal to (x) the rate per annum applicable to ABR Loans hereunder (in the case of a borrowing of Revolving Credit Loans denominated in Dollars) and (y) the greater of (1) the rate per annum applicable to ABR Loans hereunder or (2) the Administrative Agent's reasonable estimate of its average daily cost of funds PLUS the Applicable Margin applicable to Multicurrency Loans (in the case of a borrowing of Multicurrency Loans), on demand, from the Borrower (without prejudice to any rights Borrower may have against any such Lender).

          3.8  ILLEGALITY
               ----------

     Notwithstanding any other provision herein, if any Lender determines that the adoption of or any change in any Requirement of Law or any change in the interpretation or application thereof after the date hereof shall make it unlawful for such Lender to make or maintain LIBOR Loans or Multicurrency Loans as contemplated by this Agreement, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) the commitment of such Lender hereunder to make LIBOR Loans or Multicurrency Loans, continue LIBOR Loans or Multicurrency Loans as such and convert ABR Loans to LIBOR Loans shall forthwith be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exists, (b) such Lender's Loans then outstanding as LIBOR Loans (excluding Multicurrency Loans), if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law and (c) such Lender's Multicurrency Loans shall be prepaid on the last day of the then current Interest Period with respect thereto or within such earlier period as required by law. If any such conversion or prepayment of a LIBOR Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 3.11.

          3.9  REQUIREMENTS OF LAW
               -------------------

          (a) If the adoption of or any change in any Requirement of Law or any change in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application, any LIBOR Loan, or any Multicurrency Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 3.10 and changes in the rate of tax on the overall net income or franchise taxes (in lieu of net income taxes) of such Lender imposed by the jurisdiction where such Lender's principal or lending office is located);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Adjusted LIBO Rate; or

               (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or Multicurrency Loans, or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such

Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable.

          (b) If any Lender shall have determined that after the date hereof the adoption of or any change in any Requirement of Law regarding capital adequacy or any change in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, the Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled; provided that if such Lender fails to notify the Borrower that such Lender intends to claim any such reimbursement or compensation within 120 days after such Lender has knowledge of its claim therefor, the Borrower shall not be obligated to compensate such Lender for the amount of such Lender's claim accruing prior to the date which is 120 days before the date on which such Lender first notifies the Borrower that it intends to make such claim; it being understood that the calculation of the actual amounts may not be practicable within such period and such Lender may provide such calculation as soon as reasonably practicable thereafter without affecting or limiting the Borrower's payment obligations hereunder. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The agreements in this subsection shall survive the termination of this Agreement and each other Loan Document and the payment of the Loans and all other amounts payable hereunder and thereunder.

          3.10 TAXES
               -----

          (a) All payments made by the Borrower under any Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, any Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any other Loan Document, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in such Loan Document, PROVIDED, however, that the Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph
(b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and each other Loan Document and the payment of the Loans and all other amounts payable hereunder and thereunder.

          (b) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "NON-U.S. LENDER") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of EXHIBIT D and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to any Loan Document (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

          (c) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, PROVIDED that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

          3.11 BREAK FUNDING PAYMENTS
               ----------------------

          The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of LIBOR Loans, after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or any other Loan Document, or (c) the making of a prepayment of LIBOR Loans, or the conversion of LIBOR Loans to ABR Loans, on a day which is not the last day of an Interest Period with respect thereto or (d) any assignment as a result of a request by the Borrower pursuant to subsection 3.12 of any LIBOR Loan. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or converted, or not so borrowed, prepaid, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, prepay, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) at the applicable rate of interest for such Loans provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading Lenders in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and each other Loan Document and the payment of the Loans and all other amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error.

          3.12 CHANGE OF LENDING OFFICE; REMOVAL OF LENDER
               -------------------------------------------

          Each Lender agrees that if it makes any demand for payment under subsection 3.9 or 3.10(a), or if any adoption or change of the type described in subsection 3.8 shall occur with respect to it, (i) it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for the Borrower to make payments under subsection 3.9 or 3.10(a), or would eliminate or reduce the effect of any adoption or change described in subsection 3.8 or (ii) it will, upon at least five Business Days' notice from the Borrower to such Lender and the Administrative Agent, assign, pursuant to and in accordance with the provisions of subsection 11.6, to one or more Assignees designated by the Borrower all, but not less than all, of such Lender's rights and obligations hereunder, without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of each Revolving Credit Loan then owing to such Lender PLUS any accrued but unpaid interest thereon and any accrued but unpaid facility fees and utilization fees owing thereto and, in addition, all additional costs and reimbursements, expense reimbursements and indemnities, if any, owing in respect of such Lender's Commitment hereunder at such time (including any amount that would be payable under subsection 3.11 if such assignment were, instead, a prepayment in full of all amounts owing to such Lender and also including all amounts then payable to such Lender pursuant to subsections 3.9 and/or 3.10) shall be paid to such Lender.

          3.13 EVIDENCE OF DEBT
               ----------------

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (b) The Administrative Agent shall maintain the Register pursuant to subsection 11.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) in the case of Revolving Credit Loans and Swingline Loans, the amount of each Revolving Credit Loan or Swingline Loan made hereunder, the Type thereof and each Interest Period applicable thereto, (ii) in the case of Multicurrency Loans, the amount and currency of each Multicurrency Loans and each Interest Period applicable thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (c) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 3.13(a) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement.

          (d) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing the Revolving Credit Loans of such Lender, substantially in the form of EXHIBIT E with appropriate insertions as to date and principal amount (a "REVOLVING CREDIT NOTE").

          (e) The Borrower agrees that, upon the request of the Swingline Lender, the Borrower will execute and deliver to such Lender a promissory note of the Borrower evidencing the Swingline Loans of such Lender, substantially in the form of EXHIBIT F with appropriate insertions (a "SWINGLINE NOTE").

                          Section 4. LETTERS OF CREDIT

          4.1  L/C COMMITMENT
               --------------

          (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in subsection 4.4(a), agrees to issue standby letters of credit ("LETTERS OF CREDIT") for the account of the Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Lender; PROVIDED that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the Aggregate Revolving Credit Outstandings would exceed the Aggregate Revolving Credit Commitments. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the date that is one Business Day prior to the Termination Date. The Existing Letters of Credit will be deemed Letters of Credit for all purposes hereunder.

          (b) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          4.2  PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT
               ------------------------------------------

          The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures, provided that if the Borrower furnishes to the Issuing Lender all of the foregoing documentation by no later than 12:00 P.M. on the day which is at least two Business Days prior to the proposed date of issuance, such issuance shall occur by no later than 5:00 P.M. on the proposed date of issuance. The Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof and shall deliver the original thereof in accordance with the relevant Application. The Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

          4.3  FEES AND OTHER CHARGES
               ----------------------

          (a) The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin in effect from time to time with respect to LIBOR Loans, shared ratably among the Revolving Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date (it being understood that with respect to the Existing Letters of Credit, the issuance date shall be deemed to be the Closing Date). In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee of 0.125% per annum on the undrawn and unexpired amount of each Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date (it being understood that with respect to the Existing Letters of Credit, the issuance date shall be deemed to be the Closing Date).

          (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

          4.4  L/C PARTICIPATIONS
               ------------------

          (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions set forth below, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under and in respect of each Letter of Credit and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, that is not so reimbursed; provided, however, that subject to subsection 4.4(b) hereof, notwithstanding anything in this Agreement to the contrary, in respect of each drawing under any Letter of Credit, the maximum amount that shall be payable by any L/C Participant, whether as a Revolving Credit Loan pursuant to subsection 4.5 and/or as a participation pursuant to this subsection 4.4(a), shall not exceed such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, that is not so reimbursed by the Borrower.

          (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to subsection 4.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is not paid to the Issuing Lender on the date such payment is due, but is paid to the Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 4.4(a) is not made available to the Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans. A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. Notwithstanding anything contained herein to the contrary, until a L/C Participant funds any amount required to be paid by such L/C Participant to the Issuing Lender pursuant to subsection 4.4(a), interest allocable to or in respect of such amount shall be solely for the account of the Issuing Lender.

          (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its PRO RATA share of such payment in accordance with subsection 4.4(a), the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its PRO RATA share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

          4.5  REIMBURSEMENT OBLIGATION OF THE BORROWER
               ----------------------------------------

          The Borrower agrees to reimburse the Issuing Lender on the Business Day next succeeding the Business Day on which the Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender in Dollars and in immediately available funds. Interest shall be payable on any such amounts from the date on which the relevant draft is paid until payment in full at the rate set forth in (i) until the Business Day next succeeding the date of the relevant notice, subsection 3.4(b) and (ii) thereafter, subsection 3.4(d). Each drawing under any Letter of Credit shall (unless an event of the type described in subsection 9(i) or in clause (i) or (ii) of subsection 9(e) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in subsection 4.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to subsection 2.2 of ABR Loans in the amount of such drawing (and the minimum borrowing amount in such subsection shall not apply to such borrowing). The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans could be made, pursuant to subsection 2.2, if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.

          4.6  OBLIGATIONS ABSOLUTE
               --------------------

          The Borrower's obligations under this Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against the Issuing Lender, any L/C Participant, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with the Issuing Lender and the L/C Participants that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 4.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender and the L/C Participants shall not be liable for, and the Borrower's Reimbursement Obligations under subsection
4.5 shall not be affected by, any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Lender. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrower.

          4.7  LETTER OF CREDIT PAYMENTS
               -------------------------

          If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

          4.8  CASH COLLATERALIZATION
               ----------------------

          If an Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent, which account may be a "securities account" (within the meaning of Section 8-501 of the Uniform Commercial Code as in effect in the State of New York), in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the L/C Obligations as of such date PLUS any accrued and unpaid interest thereon; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in paragraph (e) or (i) of Section 9. Such deposit shall be held by the Administrative Agent as collateral for the L/C Obligations under this Agreement, and for this purpose the Borrower hereby grants a security interest to the Administrative Agent for the benefit of the Lenders in such collateral account and in any financial assets (as defined in the Uniform Commercial Code as in effect in the State of New York) or other property held therein. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Lender for L/C Obligations for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower in respect of the other L/C Obligations at such time or, if the maturity of the Loans has been accelerated but subject to the consent of the Issuing Lender, be applied to satisfy other Obligations; provided, however, that the Borrower shall be entitled to all deposits in such account at such time as no Event of Default shall then exist.

          4.9  LETTER OF CREDIT RULES
               ----------------------

     Unless otherwise expressly agreed by the Issuing Lender and the Borrower, when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to such Letter of Credit.

                    Section 5. REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

          5.1  FINANCIAL CONDITION
               -------------------

          (a) The consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at December 29, 2001 and December 30, 2000, respectively, and the related consolidated and consolidating statements of operations and of cash flows for the fiscal years ended on such dates, reported on by BDO Seidman, LLP, copies of which have heretofore been furnished to each Lender, present fairly, in all material respects, the consolidated and consolidating financial condition of the Borrower and its consolidated Subsidiaries as at such dates, and the consolidated and consolidating results of their operations and of their cash flows for the fiscal years then ended. All such financial statements, including the related schedules and notes thereto, were, as of the date prepared, prepared in accordance with GAAP applied consistently throughout the periods involved (except as otherwise expressly noted therein, and show all material Indebtedness and other liabilities, direct or contingent, of the Borrower and each of its Subsidiaries as of the dates thereof, including liabilities for taxes, material commitments and Indebtedness. Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheets referred to above, any material Guarantee Obligation, material contingent liability or material liability for taxes, or any material long-term lease or material forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto.

          (b) As of the date hereof, there are no material liabilities or obligations of the Borrower or any of its Subsidiaries, whether direct or indirect, absolute or contingent, or matured or unmatured, other than (i) as disclosed or provided for in the financial statements and notes thereto which are referred to above, or (ii) which are disclosed elsewhere in this Agreement or in the Schedules hereto, or (iii) arising in the ordinary course of business since December 29, 2001 or (iv) created by this Agreement. As of the date hereof, the written information, exhibits and reports furnished by the Borrower to the Lenders in connection with the negotiation of this Agreement, taken as a whole, are complete and correct in all material respects.

          5.2  NO CHANGE
               ---------

          Since December 29, 2001, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

          5.3  CORPORATE EXISTENCE; COMPLIANCE WITH LAW
               ----------------------------------------

          Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law (provided that no representation or warranty is made in this subsection 5.3(d) with respect to Requirements of Law referred to in subsections 5.8, 5.10, 5.14 or 5.15 (b)), except to the extent that the failure of the foregoing clauses (a) (only with respect to Subsidiaries of the Borrower which are not Guarantors), (c) and (d) to be true and correct could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          5.4  CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS
               -------------------------------------------------------

          Each of the Borrower and the Guarantors has the requisite corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder and has taken all necessary corporate action to authorize (in the case of the Borrower) the borrowings on the terms and conditions of this Agreement, any Notes and any Applications and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the

Borrower or any of its Subsidiaries in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower or any Guarantor is a party. This Agreement and each other Loan Document to which the Borrower or any Guarantor is, or is to become, a party has been or will be, duly executed and delivered on behalf of the Borrower or such Guarantor. This Agreement and each other Loan Document to which the Borrower or any Guarantor is, or is to become, a party constitutes or will constitute, a legal, valid and binding obligation of the Borrower or such Guarantor, as the case may be, enforceable against the Borrower or such
Guarantor, as the case may be, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5.5  NO LEGAL BAR
               ------------

          The execution, delivery and performance of the Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation which could reasonably be expected to have a Material Adverse Effect.

          5.6  NO MATERIAL LITIGATION
               ----------------------

          No litigations, investigations or proceedings of or before any arbitrator or Governmental Authority are pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which if adversely determined would, individually or in the aggregate, have a Material Adverse Effect.

          5.7  NO DEFAULT
               ----------

          Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing. Each of the Borrower and its Subsidiaries and the Guarantors has satisfied all outstanding judgments (other than any such judgment which has been stayed pending appeal) and neither the Borrower nor any of its Subsidiaries is in default with respect to any outstanding judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign, except to the extent that such defaults would not, in any case or in the aggregate, have a Material Adverse Effect.

          5.8  TAXES
               -----

          Each of the Borrower and its Subsidiaries has filed or caused to be filed all Federal, state, and other material tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be), except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          5.9  PURPOSE OF LOANS
               ----------------

          The purpose of the Loans is to finance the working capital and general corporate needs of the Borrower and its Subsidiaries, including, but not limited to, Permitted Acquisitions.

          5.10 ENVIRONMENTAL MATTERS
               ---------------------

          Except to the extent that the failure of the following statements to be true and correct could not reasonably be expected to have a Material Adverse
Effect:

          (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "PROPERTIES") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law.

          (b) The Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "BUSINESS") which could reasonably be expected to materially interfere with the continued operation of the Properties or materially impair the fair saleable value thereof.

          (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other written decrees, consent orders, administrative orders or other orders, or other final administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

          (f) There has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could reasonably be expected to give rise to liability under Environmental Laws.

          5.11 DISCLOSURE
               ----------

          The statements and information contained herein and in any of the information provided to the Administrative Agent or the Lenders in writing (other than financial projections) in connection with or pursuant to this Agreement, taken as a whole, do not contain any untrue statement of any material fact, or omit to state a fact necessary in order to make such statements or information not misleading in any material respect, in each case in light of the circumstances under which such statements were made or information provided as of the date so provided. The financial projections contained in the February 2002 Confidential Information Memorandum, furnished to the Administrative Agent and the Lenders in writing in connection with this Agreement, have been prepared in good faith based upon assumptions which were in the Borrower's judgment reasonable when such projections were made, it being acknowledged that such projections are subject to the uncertainty inherent in all projections of future results and that there can be no assurance that the results set forth in such projections will in fact be realized.

          5.12 OWNERSHIP OF PROPERTY; LIENS
               ----------------------------

          Each of the Borrower and its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by subsection 8.2.

          5.13 ERISA COMPLIANCE
               ----------------

          (a) Each Plan, other than any Multiemployer Plan, has been operated and administered in compliance with the applicable provisions of ERISA, the Code and other applicable Requirements of Law, except to the extent of any noncompliance which could not reasonably be likely to result in a Material Adverse Effect. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto or the remedial amendment period for such Plan under Section 401(b) of the Code has not yet expired or the Plan is a prototype plan or volume submitter plan for which a favorable determination letter is not required and, to the best knowledge of the Borrower, nothing has occurred that has or could reasonably be expected to result in a Material Adverse Effect (i) which has not been remedied which would prevent, or cause the loss of, such qualification, or
(ii) as to which the Borrower does not intend to commence and complete all necessary and required remedial measures within statutorily or regulatory prescribed periods of time for such remedies to be undertaken so as to prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code within the period required under applicable Requirements of Law, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no non-exempt "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Code, or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (c) (i) No Reportable Event has occurred or is reasonably expected to occur with respect to any Plan; (ii) no Plan that is intended to qualify under
Section 401(a) of the Code has any unfunded vested liability (i.e., the excess of a pension plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that pension plan's assets, determined in accordance with the assumptions used for funding such Plan pursuant to Section 412 of the Code for the applicable plan year); (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability under Title IV of ERISA with respect to any Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any material liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such material liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be reasonably expected to be subject to Section 4069 or 4212(c) of ERISA.

          5.14 SUBSIDIARIES
               ------------

          The Borrower has no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.15 (other than those which are "shell" or "inactive" Subsidiaries, as such terms are defined in subsection 8.4(d)) and has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.15.

          5.15  MARGIN  REGULATIONS;  INVESTMENT  COMPANY  ACT;  PUBLIC  UTILITY
               -----------------------------------------------------------------
HOLDING COMPANY ACT
-------------------

          (a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), or extending credit for the purpose of purchasing or carrying margin stock.

          (b) None of the Borrower, any Person controlling the Borrower, or any Subsidiary (i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

                        Section 6. CONDITIONS PRECEDENT

          6.1  CONDITIONS TO INITIAL LOANS AND LETTERS OF CREDIT
               -------------------------------------------------

          The agreement of each Lender to make the initial Loan requested to be made by it, or the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction on the Closing Date of the following conditions precedent:

          (a) Unless waived by all the Lenders, the Administrative Agent's receipt of the following, each of which shall be originals unless otherwise specified, each properly executed by a Responsible Officer of the Borrower or a Guarantor, as the case may be, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

               (i) executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender, the Borrower and each Guarantor;

               (ii) Revolving Credit Notes executed by the Borrower in favor of each Lender requesting such a Note, each in a principal amount equal to such Lender's Commitment;

               (iii) a Swingline Note executed by the Borrower in favor of the Swingline Lender (if it requests such a Note) in the principal amount of the Swingline Commitment;

               (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower and/or any of the Guarantors as the Administrative Agent may require to evidence the identities, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents;

               (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each of the Borrower and each Guarantor is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business to the extent the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, including certified copies of the organization documents, certificates of good standing and/or qualification to engage in business and tax clearance certificates with respect to the Borrower and the Guarantors; provided that any tax status or clearance certificates not received by the Borrower and provided to the Administrative Agent on or prior to the Closing Date shall be delivered by the Borrower to the Administrative Agent as soon as available but in no event more than 180 days after the Closing Date;

               (vi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in subsections 6.2(a) and (b) have been satisfied, and (B) that there is no event or circumstance, or action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority, since December 29, 2001 which has or could be reasonably expected to have a Material Adverse Effect;

               (vii) an opinion of counsel to the Borrower and the Guarantors in substantially in the form set forth in EXHIBIT G;

               (viii) evidence that the Existing Facility has been or concurrently with the Closing Date is being terminated, all Indebtedness and obligations of the Borrower incurred thereunder have been, or with the initial Revolving Credit Loans hereunder on the Closing Date will be, repaid and the Borrower and all Guarantors released from all liability thereunder (except such as by their express terms survive such repayment and termination), and all Liens, if any, securing obligations under the Existing Facility have been or concurrently with the Closing Date are being released;

               (ix) a compliance certificate in the form attached hereto as EXHIBIT H, signed by a Responsible Officer of the Borrower dated as of the Closing Date demonstrating compliance with the financial covenants contained in subsection 8.1 as of the end of the fiscal quarter most recently ended prior to the Closing Date; and

               (x) such other assurances, certificates, documents, consents or opinions as the Administrative Agent or the Majority Lenders may reasonably require.

          (b) Any fees required to be paid on or before the Closing Date shall have been paid.

          (c) The Borrower shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

          (d) In the good faith  judgment  of the  Administrative  Agent and the
Lenders:

               (i) there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Administrative Agent and the Lenders prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

               (ii) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse Effect; and

               (iii) the Borrower shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices, as shall be required to consummate the transactions contemplated hereby without the occurrence of any material default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which the Borrower or any Subsidiary is a party or by which any of them or their properties is bound.

          6.2 CONDITIONS TO EACH LOAN AND LETTER OF CREDIT
               -------------------------------------------

          The agreement of each Lender to make any Loan requested to be made by it on any date, or the Issuing Lender to issue, amend, renew or extend any

Letter of Credit (including, without limitation, its initial Loan) is subject to the satisfaction of the following conditions precedent:

          (a)  REPRESENTATIONS AND WARRANTIES.
               -------------------------------

          Each of the representations and warranties made by the Borrower or any Guarantor in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (b)  NO DEFAULT.
               -----------

          No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans requested to be made or the Letter(s) of Credit requested to be issued.

          (c)  OTHER Documents.
               -----

          The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as the Administrative Agent or the Majority Lenders reasonably may require.

Each Borrowing (and request for the same) by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date hereof that the conditions contained in this subsection have been satisfied.

                        Section 7. AFFIRMATIVE COVENANTS

     The Borrower hereby agrees that, so long as the Commitments (or any of them) remain in effect, any Letter of Credit is outstanding or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall, and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          7.1  FINANCIAL STATEMENTS.
               ---------------------

          Furnish to each Lender:

          (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of operations and stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a qualification arising out of the scope of the audit, by BDO Seidman, LLP or any other independent certified public accountants of nationally recognized standing reasonably acceptable to the Majority Lenders, including a break-out of each Guarantor on a separate schedule and an executive summary of the management letter prepared by such accountants; provided, however, that if a Default or Event of Default shall have occurred and shall be continuing, the full text of such management letter shall be provided to the Administrative Agent; and

          (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated and consolidating statements of operations and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period or periods in the previous year, including a break-out of each Guarantor on a separate schedule certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal, recurring, year-end audit adjustments and the absence of GAAP notes thereto).

          (c) All such financial statements shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (subject, in the case of the aforesaid quarterly financial statements, to normal, recurring, year-end audit adjustments and the absence of GAAP notes thereto).

          7.2  CERTIFICATES; OTHER INFORMATION
               -------------------------------

          Furnish to the Administrative Agent and each of the Lenders:

          (a) simultaneously with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a certificate of the chief financial officer of the Borrower, certifying that to the best of his knowledge (i) no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, with computations demonstrating compliance (or non-compliance, as the case may be) with the covenants contained in subsection 8.1, and (ii) such financial statements have been prepared in accordance with GAAP (subject in the case of subsection 7.1(b) to normal, recurring, year-end adjustments and except for the absence of GAAP notes thereto);

          (b) promptly, such additional financial and other information as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request;

          (c) promptly after the same are available, and in any event within five (5) Business Days after the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Borrower or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports and all registration statements which the Borrower or any such Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange or state securities administration;

          (d) simultaneously with the delivery of the annual financial statements referred to in subsection 7.1(a), a certificate of the independent public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which they have knowledge and the nature and status thereof; and

          (e) within forty-five (45) days after the end of each fiscal year of the Borrower, the annual budget of the Borrower and its Subsidiaries for the then current fiscal year in a form reasonably satisfactory to the Lenders, and copies of any material updates, amendments or modifications to the Borrower's "Corporate Strategic Plan" from time to time, within five Business Days after the occurrence and completion of the same.

          7.3  CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE
               ------------------------------------------------

          (a) Preserve, renew and keep in full force and effect its corporate existence and good standing under the laws of its jurisdiction of organization (except as could not in the aggregate be reasonably expected to have a Material Adverse Effect or as is otherwise permitted pursuant to subsection 8.12), (b) take all reasonable action to maintain all rights, privileges and franchises necessary in the normal conduct of its business, except as otherwise permitted pursuant to subsection 8.12 and (c) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

          7.4  PAYMENT OF OBLIGATIONS
               ----------------------

          Pay and discharge all of its obligations and liabilities as the same shall become due and payable, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property (other than Liens permitted by subsection 8.2); and (c) all Indebtedness, as and when due and payable (after giving effect to any applicable grace periods), (i) but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness and (ii) unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary.

          7.5  MAINTENANCE OF PROPERTIES
               -------------------------

          (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          7.6  MAINTENANCE OF INSURANCE
               ------------------------

          Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; and furnish to the Administrative Agent, upon written request, information as to the insurance carried.

          7.7  BOOKS AND RECORDS
               -----------------

          (a) Maintain proper books of record and account in conformity with GAAP consistently applied in which all entries required by GAAP shall be made of all financial transactions and matters involving the assets and business of the Borrower and its Subsidiaries, and (b) maintain such books of record and account in conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or any of its Subsidiaries, except where the failure to so comply would not result in a Material Adverse Effect.

          7.8  INSPECTION RIGHTS
               -----------------

          Subject to subsection 11.14, permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its officers and independent public accountants, at such reasonable times during normal business hours as may be reasonably desired, upon reasonable advance notice to a Responsible Officer of the Borrower or such Guarantor, as the case may be; provided, however, that (a) the Lenders shall use reasonable efforts to coordinate with the Administrative Agent in order to minimize the number of such inspections and discussions; (b) with respect to access for environmental inspections, the Administrative Agent shall only have the right to inspect once every twelve (12) months unless the Administrative Agent has reason to believe that a condition exists or an event has occurred which reasonably could give rise to liability under the Environmental Laws and
(c) when an Event of Default has occurred and is continuing, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

          7.9  COMPLIANCE WITH ERISA
               ---------------------

          Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in material compliance with the applicable provisions of ERISA, the Code and other applicable Requirements of Law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code within the period required under applicable Requirements of Law.

          7.10 ENVIRONMENTAL COMPLIANCE
               ------------------------

          If the Borrower or any Subsidiary shall receive any written letter, notice, complaint, order, directive, claim or citation alleging that any Borrower or any Subsidiary has violated any Environmental Law, has released any Matters of Environmental Concern, or is liable for the costs of cleaning up, removing, remediating or responding to a release of Matters of Environmental Concern, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability unless (a) the failure to remove or remedy such violation or release or to satisfy such liability would not reasonably be expected to have a Material Adverse Effect, in which case the Borrower shall notify the Administrative Agent of any decision not to remove or remedy such violation or release or satisfy such liability and the basis for any such decision, and at the Administrative Agent's option and at its request, the Borrower shall provide written documentation of such decision, or (b) such violation or liability is being contested in good faith by appropriate proceedings and appropriate reserves therefor are being maintained in accordance with GAAP.

          7.11 USE OF PROCEEDS
               ---------------

          Use the proceeds of Loans to refinance existing Indebtedness under the Existing Facility, for general corporate purposes of the Borrower and its Subsidiaries in the ordinary course of business, and for Permitted Acquisitions.

          7.12 NOTICES
               -------

          Promptly give notice to the Administrative Agent and each Lender upon obtaining actual knowledge of:

          (a)  the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries, or (ii) litigation, investigation or proceeding which, in either case, could reasonably be expected to have a Material Adverse Effect;

          (c) the following events, as soon as possible and in any event within 30 days after the Borrower knows thereof: (i) the occurrence or reasonably expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan within the period required by applicable law, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other similar action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan, other than the termination of any Single Employer Plan that is not a distress termination pursuant to Section 4041(c) of ERISA where, with respect to any event listed above, the amount of liability the Borrower or any Commonly Controlled Entity could reasonably be expected to have a Material Adverse Effect; and

          (d) (i) simultaneously with the delivery of the financial statements referred to in subsections 7.1(a) and (b), quarterly reports in form and substance satisfactory to the Administrative Agent, describing all Acquisitions consummated by the Borrower or any of its Subsidiaries during the preceding fiscal quarter, which reports shall include, with respect to each Acquisition involving total consideration paid or total assets acquired, in either case, in excess of $25,000,000, pro forma calculations demonstrating that after giving effect to such Acquisition, no Default or Event of Default is occurring, and
(ii) any notices or  information  which may be required  pursuant to  subsection
8.12.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

          7.13 ADDITIONAL GUARANTORS
               ---------------------

          Simultaneously with (a) any Person becoming a Significant Subsidiary or (b) any Subsidiary or Affiliate becoming a guarantor under or with respect to any of the Note Purchase Agreements, cause such Person to enter into a guarantee assumption agreement in the form of EXHIBIT C (or such other agreement in form and substance reasonably acceptable to the Majority Lenders), and thereupon such Person shall become a Guarantor hereunder for all purposes.

                         Section 8. NEGATIVE COVENANTS

     The Borrower hereby agrees that, so long as the Commitments (or any of them) remain in effect, any Letter of Credit remains outstanding, or any amount is owing to any Lender or the Administrative Agent hereunder or under any other Loan Document, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          8.1  FINANCIAL COVENANTS
               -------------------

          (a) CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio at any time during any period of four consecutive fiscal quarters of the Borrower to exceed 3.0 to 1.0.

          (b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio at any time during any period of four consecutive fiscal quarters of the Borrower to be less than 5.0 to 1.0.

          (c) The Borrower and its Subsidiaries must be in compliance with the foregoing covenants at all times during the relevant periods; and all such covenants shall be tested quarterly.

          8.2  LIMITATION ON LIENS
               -------------------

     Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

          (c) pledges or deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security legislation and deposits made in the ordinary course of business securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade or government contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions, building, zoning and other similar encumbrances or restrictions, utility agreements, covenants, reservations and encroachments and other similar encumbrances, or leases or subleases, incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not, in the aggregate, materially detract from the value of the properties of the Borrower and its Subsidiaries, taken as a whole, or materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries, taken as a whole;

          (f) Liens securing Indebtedness in respect of capital leases and purchase money obligations for fixed or capital assets; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition and (iii) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, a Permitted Acquisition;

          (g) Liens on the assets of Receivable Subsidiaries created pursuant to any Receivables Transaction permitted pursuant to subsection 8.3(a);

          (h)  Liens created or arising pursuant to any Loan Documents;

          (i)  Liens granted by any Subsidiary in favor of the Borrower;

          (j) judgment and other similar Liens arising in connection with court proceedings in an aggregate amount not in excess of $1,000,000 (except to the extent covered by independent third-party insurance) provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (k)  Liens  arising  from   precautionary  UCC  financing   statements
regarding operating leases or consignments; or

          (l) Liens (not otherwise permitted hereunder) which secure obligations or Indebtedness of the Borrower or any of its Subsidiaries not exceeding an aggregate amount of $20,000,000 at any time outstanding.

          8.3  LIMITATION ON INDEBTEDNESS
               --------------------------

          Create, issue, incur, assume, become liable in respect of or suffer to exist:

          (a) any Indebtedness pursuant to any Receivables Transaction, except for Indebtedness pursuant to all Receivables Transactions that is (i) non-recourse with respect to the Borrower and its Subsidiaries (other than any Receivables Subsidiary) and (ii) in an aggregate principal amount at any time outstanding not exceeding 10% of Consolidated Total Assets at such time; or

          (b)  any  Indebtedness  of any  of the  Subsidiaries  other  than  (i)
Indebtedness of any Receivables Subsidiary pursuant to any Receivables Transaction permitted under subsection 8.3(a), (ii) any Indebtedness of any Subsidiary as a guarantor under or pursuant to any of those certain Note Purchase Agreements dated as of June 30, 1999 and September 25, 1998, as amended, respectively, between the Borrower and the various note holders thereunder, (iii) any Indebtedness of any Subsidiary which is a Guarantor, (iv) any Indebtedness arising in respect of capital leases or purchase money obligations incurred in accordance with subsection 8.2(f), and (v) any other Indebtedness of Subsidiaries in an aggregate principal amount at any time outstanding not to exceed five percent of Consolidated Total Assets at such time.

          8.4  FUNDAMENTAL CHANGES
               -------------------

          Liquidate, windup or dissolve (or suffer any liquidation or dissolution), or merge, consolidate with or into, or convey, transfer, lease, sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom:

          (a) any Subsidiary may merge with (i) the Borrower, provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more Subsidiaries, provided that (A) when any wholly-owned Subsidiary is merging with another Subsidiary, such wholly-owned Subsidiary shall be the continuing or surviving Person and (B) when any Foreign Subsidiary is merging with a Domestic

Subsidiary,  such  Domestic  Subsidiary  shall be the  continuing  or  surviving
Person;

          (b) any (i) Subsidiary may sell, transfer, contribute, convey or otherwise dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Borrower or to a Domestic Subsidiary; provided that if the transferor in such a transaction is a wholly-owned Subsidiary, then the transferee must also be a wholly-owned Subsidiary; or (ii) Foreign Subsidiary may sell, transfer, contribute, convey or otherwise dispose of all of its assets (upon voluntary liquidation or otherwise), to any other Foreign Subsidiary;

          (c) any Subsidiary formed solely for the purpose of effecting a Permitted Acquisition may be merged or consolidated with any other Person; provided that the continuing or surviving corporation of such merger or consolidation shall be a Subsidiary and provided that such transaction otherwise satisfies the requirements of a Permitted Acquisition under subsection 8.12;

          (d) "Inactive" or "shell" Subsidiaries (i.e., a Person that is not engaged in any business and that has total assets of $500,000 or less) may be dissolved or otherwise liquidated, provided that all of the assets and properties of any such Subsidiaries are transferred to the Borrower upon dissolution/liquidation; and

          (e) the Borrower may merge or consolidate with any Person, provided that the Borrower shall be the continuing or surviving Person and provided the transaction otherwise satisfies the requirements of a Permitted Acquisition under subsection 8.12.

          8.5  DISPOSITIONS
               ------------

          Make any Disposition or enter into any agreement to make any Disposition, except:

          (a) Dispositions of obsolete, out-moded or worn-out property, whether now owned or hereafter acquired, in the ordinary course of business;

          (b)  Dispositions of inventory in the ordinary course of business;

          (c)  Dispositions of property by any Subsidiary to the Borrower;

          (d) Dispositions of Receivables pursuant to Receivables Transactions permitted under subsection 8.3(a);

          (e) The nonexclusive license of intellectual property of the Borrower or any of its Subsidiaries to third parties in the ordinary course of business;

          (f) Without limitation to clause (a), the Borrower and its Subsidiaries may sell or exchange specific items of machinery or equipment, so long as the proceeds of each such sale or exchange is used (or contractually committed to be used) to acquire (and results within one year of such sale or exchange in the acquisition of) replacement items of machinery or equipment of reasonably equivalent Fair Market Value; and

          (g) Other Dispositions where (i) in the good faith opinion of the Borrower, the Disposition is an exchange for consideration having a Fair Market Value at least equal to that of the property Disposed of and is in the best interest of the Borrower or the applicable Subsidiary, as the case may be; (ii) immediately after giving effect to such Disposition, no Default or Event of Default would exist; and (iii) immediately after giving effect to such Disposition, the Disposition value of all property that was the subject thereof in any fiscal four quarter period of the Borrower plus the Fair Market Value of any other property Disposed of during such four quarter period does not equal or exceed 15% of Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of Borrower.

          8.6  ERISA
               -----

          Engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code);
(b) fail to comply with ERISA or any other applicable Laws; or (c) incur any material "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), which, with respect to any event listed above, could reasonably be expected to have a Material Adverse Effect.

          8.7  SWAP AGREEMENTS
               ---------------

          Enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests or Restricted Payments of the Borrower or any of its Subsidiaries), including hedging agreements with respect to raw materials to be used in the business of Borrower and its Subsidiaries, and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

          8.8  CONDUCT OF BUSINESS
               -------------------

          From and after the Closing Date, engage in any business other than the distribution of medical, dental, veterinary, hospital or health care products, equipment or related services and/or technology, those businesses ancillary thereto or such other lines of business in which the Borrower and/or its Subsidiaries are engaged as of the Closing Date.

          8.9  TRANSACTIONS WITH AFFILIATES
               ----------------------------

          Enter into any transaction of any kind with any Affiliate of the Borrower, other than for compensation and upon fair and reasonable terms with Affiliates in transactions that are otherwise permitted hereunder no less favorable to the Borrower or any Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate, provided, the foregoing restriction shall not apply to (a) any transaction between the Borrower and any of its Subsidiaries or between any of its Subsidiaries, (b) reasonable and customary fees paid to members of the Boards of Directors of the Borrower and its Subsidiaries, (c) transactions effected as part of a Receivables Transaction or (d) compensation arrangements of officers and other employees of the Borrower and its Subsidiaries entered into in the ordinary course of business.

          8.10 BURDENSOME AGREEMENTS
               ---------------------

          Enter into any Contractual Obligation that limits the ability in any material respect (a) of any Subsidiary to make Restricted Payments to the Borrower or to otherwise transfer property to the Borrower or (b) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Indebtedness or Liens on property of such Person, other than standard and customary negative pledge provisions in property acquired with the proceeds of any capital lease or purchase money financing that extend and apply only to such acquired property.

          8.11 USE OF PROCEEDS
               ---------------

          Use the proceeds of any Borrowing, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, or for any purpose other than as provided in subsection 7.13.

          8.12 ACQUISITIONS
               ------------

          Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, other than Acquisitions satisfying the conditions below (the "Permitted Acquisitions"). So long as no Default or Event of Default has occurred and is continuing, the Borrower or any Subsidiary of the Borrower may engage in any Acquisition with any Person whose line or lines of business include the distribution of medical, dental, veterinary, hospital, or health care technology, provided that:

          (a) after giving effect to any such Acquisition, no Default or Event of Default shall exist at the time of any such Acquisition or at the time or as a result of the consummation of the transaction contemplated thereby;

          (b) the Borrower shall notify the Lenders of the consummation of any such Acquisition, with respect to which the aggregate cash amount paid or payable exceeds $25,000,000, within 15 Business Days of the consummation thereof, and provide the Lenders at such time with evidence reasonably satisfactory to the Lenders (which evidence shall include pro forma financial statements after giving effect to the proposed Permitted Acquisition) that after giving effect to such Acquisition, no Default or Event of Default shall have existed at the time of any such Acquisition or at the time or as a result of the consummation of the transactions contemplated thereby;

          (c) the aggregate cash amounts paid or payable with respect to any one Acquisition (whether structured as a single transaction or a series of related transactions) from and after the date hereof to and including the Termination Date shall not exceed an amount equal to 25% of the Aggregate Revolving Credit Commitments at the time of consummation of any such transaction without the prior written consent of the Majority Lenders;

          (d) if, upon the closing of the transactions contemplated by an Acquisition, any such acquiring or acquired Person is or becomes a Significant Subsidiary, simultaneously with a consummation of such transaction such Significant Subsidiary shall become a Guarantor pursuant to the provisions of subsection 7.13; and

          (e) notwithstanding anything contained herein to the contrary, no hostile takeover shall be attempted or consummated (i.e., an Acquisition that has not been either (1) approved by the board of directors of the corporation which is the subject of such Acquisition or (2) recommended for approval by such board to the shareholders of such corporation and subsequently approved by the shareholders of such corporation as required under applicable law or by the by-laws and the certificate or incorporation of such corporation).

          8.13 INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS
               ---------------------------------------------------------

          The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (which shall not include, for the avoidance of doubt, capital expenditures made in the ordinary course of business), except:

          (a)  Permitted Investments;

          (b) investments by the Borrower existing on the date hereof in the Equity Interests of its Subsidiaries;

          (c) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (d) the Borrower and its Subsidiaries may acquire and own investments pursuant to Swap Agreements not prohibited by subsection 8.7;

          (e) advances, loans and investments existing on the Closing Date and listed on Schedule 8.13(e);

          (f) deposits made in the ordinary course of business to secure the performance of leases or other contractual arrangements shall be permitted;

          (g) loans and advances by the Borrower and its Subsidiaries to employees of the Borrower and such Subsidiaries for moving and travel and other similar expenses or in connection with stock or stock option purchases of the Borrower by employees of the Borrower and such Subsidiaries pursuant to compensatory plans, arrangements or agreements in the ordinary course of business, in an aggregate amount at any time outstanding not to exceed $5,000,000;

          (h) the Borrower may make intercompany loans, advances and investments to any of its Subsidiaries which are Guarantors, any Subsidiary may make intercompany loans, advances and investments to the Borrower and any Subsidiary may make intercompany loans, advances and investments to any other Subsidiary that is a Guarantor;

          (i) Foreign Subsidiaries may make intercompany loans, advances and investments to or in other Foreign Subsidiaries;

          (j) investments, loans or advances made by the Borrower to (i) any Domestic Subsidiary which is not a Guarantor or (ii) any Affiliates (other than Subsidiaries) or Foreign Subsidiaries provided that the aggregate amount at any time outstanding under (i) and (ii) above shall not exceed $75,000,000. For purposes of this subparagraph (j), the amount included in "investments, loans or advances" shall mean only (A) loans or advances which are recorded as debt in accordance with GAAP and advances made on behalf of Affiliates or Foreign Subsidiaries which are not repaid within 120 days of the date of such advance,
(B) the purchase  price of the interest  purchased  (at the time of purchase) or
(C) the amount of cash or the value of assets contributed (at the time of contribution);

          (k) Guarantees constituting Indebtedness permitted by subsection 8.3;

          (l) the Borrower may incur Guarantee Obligations on behalf of any Subsidiary which is a Guarantor and any Guarantor may incur Guarantee Obligations on behalf of the Borrower , provided that when computing the amount of Indebtedness resulting from any such Guarantee Obligations, only the primary obligation shall be included;

          (m) the Borrower may incur Guarantee Obligations on behalf of any Subsidiary which is not a Guarantor and any Subsidiary may incur Guarantee Obligations on behalf of Borrower; and

          (n)  Acquisitions permitted by subsection 8.12.

          8.14 RESTRICTED PAYMENTS
               -------------------

          Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

          (a) each Subsidiary may make Restricted Payments to the Borrower and to wholly-owned Subsidiaries (and, in the case of a Restricted Payment by a non-wholly-owned Subsidiary, to the Borrower and any Domestic Subsidiary and to each other owner of Equity Interests of such Subsidiary on a pro rata basis based on their relative ownership interests);

          (b) the Borrower and each Subsidiary may declare and make Restricted Payments or other distributions payable solely in the common stock of such Person;

          (c) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock; and

          (d) the Borrower may declare or pay cash dividends in any fiscal year to its stockholders and purchase, redeem or otherwise acquire shares of its Equity Interests or warrants, rights or options to acquire any such shares for cash; provided that no such cash payments in any fiscal year shall exceed the greater of (x) $25,000,000 and (y) 40 percent of the consolidated net income of the Borrower and its Subsidiaries for such fiscal year, determined on a consolidated basis and as calculated consistent with the manner disclosed by the Borrower's Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

                          Section 9. EVENTS OF DEFAULT

          Any of the following shall constitute an Event of Default:

          (a) The Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any fee or other amount payable hereunder, within three Business Days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower or any Guarantor herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement shall prove to have been incorrect or misleading in any material respect when made or deemed made or furnished; or

          (c) (i) The Borrower shall default in the observance or performance of any covenant contained in subsection 7.8, subsection 7.11, subsection 7.12 or
Section 8; or (ii) the Borrower shall default in the observance or performance of any covenant contained in subsection 7.1, and such default shall continue unremedied for a period of 10 days; or (iii) the Borrower shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided above in this Section), and such default described in this clause (c)(iii) shall continue unremedied for a period of 30 days; PROVIDED that if any such default covered by this clause (c)(iii), (x) is not capable of being remedied within such 30-day period, (y) is capable of being remedied within an additional 30-day period and (z) the Borrower is diligently pursuing such remedy during the period contemplated by (x) and (y) and has advised the Administrative Agent as to the remedy thereof, the first 30-day period referred to in this clause (c)(iii) shall be extended for an additional 30-day period but only so long as (A) the Borrower continues to diligently pursue such remedy, (B) such default remains capable of being remedied within such period and (C) any such extension could not reasonably be expected to have a Material Adverse Effect; or

          (d) The Borrower or any of the Guarantors shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; PROVIDED, HOWEVER, that except with respect to any Default or Event of Default of the type described under subsection 9(d)(i) or any other material Default or Event of Default of the type described under subsection 9(d)(ii) which shall have occurred in connection with any of those certain Note Purchase Agreements dated as of June 30, 1999 and September 25, 1998, as amended, between the Borrower and the various note holders party thereto, no Default or Event of Default shall exist under this paragraph unless the aggregate amount of Indebtedness and/or Guarantee Obligations in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $20,000,000; or

          (e) (i) The Borrower, any of its Significant Subsidiaries or any of the Guarantors shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower, any of its Significant Subsidiaries or any of the Guarantors shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower, any of its Significant Subsidiaries or any of the Guarantors any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 calendar days; or (iii) there shall be commenced against the Borrower, any of its Significant Subsidiaries or any of the Guarantors any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 calendar days from the entry thereof; or (iv) the Borrower, any of its Significant

Subsidiaries or any of the Guarantors shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower, any of its Significant Subsidiaries or any of the Guarantors shall generally not or shall admit in writing its inability to, pay its debts as they become due; or

          (f) (i) The Borrower or any Commonly Controlled Entity shall engage in any non-exempt "prohibited transaction," as defined in Section 406 of ERISA or
Section 4975 of the Code, involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed (or a trustee shall be appointed) to administer, or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA in a distress termination (as defined in Section 4041(c) of ERISA), (v) the Borrower or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, has resulted in or could reasonably be expected to result in liability in an aggregate amount of $20,000,000 or more; or

          (g) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or in excess of the amount recoverable by insurance) of $20,000,000 or more, or one or more non-monetary judgments or decrees shall be entered against Borrower or any of its Subsidiaries that have, or could reasonably be expected to have, a Material Adverse Effect, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (h) (i) Any Person or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) (A) shall have acquired beneficial ownership of 30% or more of any outstanding class of Equity Interests having ordinary voting power in the election of directors of the Borrower (other than the aggregate beneficial ownership of the Persons who are officers or directors of the Borrower on the Closing Date or (B) shall obtain the power (whether or not exercised) to elect a majority of the Borrower's directors or (ii) the Board of Directors of the Borrower shall not consist of a majority of Continuing Directors; or

          (i) Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or the Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (e) or paragraph (i) above, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and
(B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan
Documents (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. In the case of all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit in accordance with the provisions of subsection
4.8. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other then due and owing Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full (or in the event that the acceleration that required the funding of such cash collateral account is rescinded by the Lenders), the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto). The Borrower hereby expressly waives presentment, demand of payment, protest and all notices whatsoever (other than any notices specifically required hereby).

                      Section 10. THE ADMINISTRATIVE AGENT

          10.1 APPOINTMENT
               -----------

          Each  Lender   hereby   irrevocably   designates   and   appoints  the
Administrative Agent as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          10.2 DELEGATION OF DUTIES
               --------------------

          The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          10.3 EXCULPATORY PROVISIONS
               ----------------------

          Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

          10.4 RELIANCE BY ADMINISTRATIVE AGENT
               --------------------------------

          The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement,

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

order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders (or, to the extent required by this Agreement, all of the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action (other than any such liability or expense resulting from the gross negligence or willful misconduct of the Administrative Agent). The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Majority Lenders (or, to the extent required by this Agreement, all of the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          10.5 NOTICE OF DEFAULT
               -----------------

          The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders (or, to the extent required by this Agreement, all of the Lenders); PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

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

          10.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS
               ------------------------------------------------------

          Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the
Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          10.7 INDEMNIFICATION
               ---------------

          The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrower in accordance with the terms hereof and without limiting the obligation of the Borrower to do
so), ratably according to their respective Revolving Credit Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Administrative Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder. Notwithstanding anything contained herein to

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

the contrary, the Issuing Lender and Swingline Lender shall have all of the benefits and immunities (a) provided to the Administrative Agent in this Section 10 with respect to any acts taken or omissions suffered by the Issuing Lender or Swingline Lender, as the case may be, as fully as if the term "Administrative Agent" as used in this Section 10 included the Issuing Lender and Swingline Lender with respect to such acts or omissions, and (b) as additionally provided herein with respect to the Issuing Lender and Swingline Lender, as the case may be.

          10.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY
               -----------------------------------------------

          The Person serving as the Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Person serving as the Administrative Agent were not the Administrative Agent hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, the Person serving as the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Person serving as the Administrative Agent in its individual capacity.

          10.9 SUCCESSOR ADMINISTRATIVE AGENT
               ------------------------------

          The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower provided that any such resignation by JPMCB shall also constitute its resignation as Issuing Lender and Swingline Lender. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Majority Lenders shall appoint from among the Lenders a successor Administrative Agent for the Lenders, which successor Administrative Agent (provided that it shall have been approved by the Borrower), shall succeed to the rights, powers and duties of the Administrative Agent hereunder. Effective upon such appointment and approval, the term "Administrative Agent" shall mean such successor Administrative Agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.

          10.10 THE SOLE LEAD ARRANGER,  THE SOLE BOOKRUNNER AND THE SYNDICATION
               -----------------------------------------------------------------
AGENT
-----
          None of the Sole Lead Arranger, the Sole Bookrunner or the Syndication Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Sole Lead Arranger, the Sole Bookrunner or the Syndication Agent shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not

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

rely, on the Sole Lead Arranger, the Sole Bookrunner or the Syndication Agent in deciding to enter into this Agreement or in taking or not taking any action hereunder.

                           Section 11. MISCELLANEOUS

          11.1 AMENDMENTS AND WAIVERS
               ----------------------

          (a) Except as provided in subsection 11.1(b), neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Majority Lenders may, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan, or reduce the stated rate or amount of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Multicurrency Commitment, Revolving Credit Commitment, Swingline Commitment or L/C Commitment, in each case without the consent of each Lender affected thereby, or (ii) amend, modify or waive any provision of this subsection, reduce the percentage specified in the definitions of Majority Leaders, or amend or modify any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination granting consent hereunder, or consent to the assignment or transfer by the Borrower or any Guarantor of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all the Lenders, (iii) release any Guarantor from its obligations or limit any of such Guarantor's obligations under Section 12 (except where such release is expressly permitted elsewhere in this Agreement without such consent) without the written consent of all the Lenders, or (iv)
(A) amend, modify or waive any provision of Section 10 without the written consent of the then Administrative Agent, (B) affect the rights or duties of the Issuing Lender under this Agreement or any other Loan Document without the written consent of the then Issuing Lender or (C) affect the rights or duties of Swingline Lender under this Agreement or any other Loan Document without the written consent of then Swingline Lender; and further PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall amend, modify or waive any provision of Section 12 without the written consent of the Guarantors . Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Guarantors, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Guarantors, the Lenders and the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

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

          (b) In addition to amendments effected pursuant to the foregoing paragraph (a), additional freely-convertible eurocurrencies may be added as Available Foreign Currencies, upon execution and delivery by the Borrower, the Administrative Agent and all of the Lenders of an amendment providing for such addition. The Administrative Agent shall give prompt written notice to each Lender of any such amendment.

          11.2 NOTICES
               -------

          (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (i) if to the Borrower or any of the Guarantors, to Henry Schein, Inc., 135 Duryea Road, Melville, New York, 11747, Attention of Chief Financial Officer (Telecopy No. (631) 843-5541), with a copy to Proskauer Rose LLP, 1585 Broadway, New York, New York, 10036-8299, Attention of Jack P. Jackson, Esq. (Telecopy No. (212) 969-2900);

               (ii) if to the Administrative Agent, to it at JPMorgan Chase Bank, 395 North Service Road, Suite 302, Melville, NY 11747, Attention of John Budzynski, (Telecopy No. (631) 755-5184), with a copy to Barbara Bertschi;

               (iii) if to the Issuing Lender, to it at JPMorgan Chase Bank, 10420 Highland Manor Drive-BL 2, Floor 4, Tampa, FL 33610, Attention of Joseph Borello (Telecopy No. (813) 432-5161);

               (iv) if to the Swingline Lender, to it at JPMorgan Chase Bank, 1 Chase Manhattan Plaza, New York, NY 10081, Attention of Mo-Lin Sum (Telecopy No. (212) 552-5650); and

               (v) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire and notified to the Borrower in accordance with the provisions hereof.

          (b ) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent and the Lenders; provided that the foregoing shall not apply to notices pursuant to subsection 2.4 or Section 4 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

          (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties

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

hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          11.3 NO WAIVER; CUMULATIVE REMEDIES
               ------------------------------

          No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          11.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES
               ------------------------------------------

          All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

          11.5 PAYMENT OF EXPENSES AND TAXES
               -----------------------------

          The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of Rivkin Radler LLP, counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement of any rights under this Agreement or any of the other Loan Documents, including, without limitation, the Attorney Costs of each Lender and of the Administrative Agent, (c) to pay, and indemnify and hold harmless each Lender and the Administrative Agent and each of their affiliates and their respective officer, directors, employees, Administrative Agents and advisors (each, an "INDEMNIFIED PARTY") from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, PROVIDED that the Borrower shall have no obligation hereunder to any indemnified party with respect to any of the foregoing fees or liabilities which arise from the gross negligence or willful misconduct of such indemnified party determined in a court of competent jurisdiction in a final non-appealable judgment, and (d) to pay, and indemnify and hold harmless each indemnified party from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents including, without limitation, any of the foregoing relating to the violation of, noncompliance with, or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), PROVIDED that the Borrower shall have no obligation hereunder to any indemnified party with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such indemnified party determined in a court of competent jurisdiction in a final non-appealable judgment. The agreements in this subsection shall survive the termination of this Agreement and each other Loan Document and repayment of the Loans and all other amounts payable hereunder.

          11.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS
               ------------------------------------------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) neither the Borrower nor any of the Guarantors may assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any such Person without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this subsection. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this subsection) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

                    (A) the Borrower, PROVIDED that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an "Approved Fund" (as defined below) or, if a Default or an Event of Default has occurred and is continuing, any other Assignee; and

                    (B) the Administrative Agent, PROVIDED that no consent of the Administrative Agent shall be required for an assignment to an Assignee that is a Lender immediately prior to giving effect to such assignment.

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

               (ii) Assignments shall be subject to the following additional conditions:


                    (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Credit Commitment, the amount of the
                              Revolving Credit Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance, substantially in the form of Exhibit I (hereinafter, an "Assignment and Acceptance"), with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, PROVIDED that no such consent of the Borrower -------- shall be required if a Default or an Event of Default has occurred and is continuing;

                    (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement:

                    (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500;

                    (D) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent a duly completed administrative questionnaire (containing all pertinent information relating to such assignee; hereinafter an "Administrative Questionnaire"); and

                    (E) in the case of an assignment to a "CLO" (as defined below), the assigning Lender shall retain the sole right to approve any amendment, modification or waiver of any provision of this Agreement, PROVIDED that the Assignment and Acceptance between such Lender and such CLO may provide that such Lender will not, without the consent of such CLO, agree to any amendment, modification or waiver described in the first proviso to subsection 11.1(a) that affects such CLO.

          For the purposes of this subsection 11.6(b), the terms "Approved Fund" and "CLO" have the following meanings:

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

          "APPROVED FUND" means (a) a CLO and (b) with respect to any Lender that is an institutional fund which invests primarily in bank loans and similar extensions of credit, any other institutional fund that invests primarily in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "CLO" means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.

               (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this subsection, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of subsections 3.8, 3.9, 3.10,
          3.11 and 11.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 11.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this subsection.

               (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive in the absence of manifest error, and the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender, the Swingline Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

               (v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee, the Assignee's completed Administrative Questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this subsection and any written consent to such assignment required by paragraph (b) of this subsection, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (c)  (i) Any Lender may,  without  the  consent of the  Borrower,  the
Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans owing to it); PROVIDED that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to subsection 11.1(a) that affects such Participant. Subject to paragraph (c)(ii) of this subsection, the Borrower agrees that each Participant shall be entitled to the benefits of subsections 3.8, 3.9, 3.10 and 3.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this subsection. To the extent permitted by law, each Participant also shall be entitled to the benefits of subsection 11.7 as though it were a Lender, provided such Participant agrees to be subject to subsection 11.7 as though it were a Lender.

               (ii) A Participant shall not be entitled to receive any greater payment under subsection 3.9, 3.10 or 3.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Non-U.S. Lender (as defined in subsection 3.10(b)) if it were a Lender shall not be entitled to the benefits of subsection 3.10 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with subsection 3.10(b) as though it were a Lender.

          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this subsection shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          (e) The Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee, subject to the provisions of subsection 11.14, any and all financial information in such Lender's possession concerning the Borrower and its Subsidiaries and Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant

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

to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of such Borrower and its Subsidiaries and Affiliates prior to becoming a party to this Agreement.

          (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

          11.7 ADJUSTMENTS; SET-OFF
               --------------------

          (a) If any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it then due and owing, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 9(e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender (other than to the extent expressly provided herein), if any, in respect of such other Lender's Loans or the Reimbursement Obligations owing to it then due and owing, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the other Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower or the Guarantors, any such notice being expressly waived by the Borrower and the Guarantors to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower or any of the Guarantors. Each Lender agrees promptly to notify the Borrower or any such Guarantor and the Administrative Agent after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

          11.8 COUNTERPARTS
               ------------

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile

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

transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          11.9 SEVERABILITY
               ------------

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11.10 INTEGRATION
               ------------

          This Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof or thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

          11.11 GOVERNING LAW
               --------------

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          11.12 SUBMISSION TO JURISDICTION; WAIVERS
               ------------------------------------

          Each of the Borrower and each Guarantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

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

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          11.13 ACKNOWLEDGEMENTS
                ----------------

          Each of the Borrower and each Guarantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any of the Guarantors arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on the one hand, and the Borrower and the Guarantors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower, the Guarantors, and the Lenders.

          11.14 CONFIDENTIALITY
                ---------------

          Each Lender agrees to keep confidential any written or oral information (a) provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or any other Loan Document or (b) obtained by such Lender based on a review of the books and records of the Borrower or any of its Subsidiaries; PROVIDED that nothing herein shall prevent any Lender from disclosing any such information (i) to the
Administrative Agent, the Issuing Lender or any other Lender, (ii) to any Transferee which receives such information having been made aware of the confidential nature thereof and having agreed to abide by the provisions of this subsection 11.14, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, and to employees and officers of its Affiliates who agree to be bound by the provisions of this subsection 11.14 and who have a need for such information in connection with this Agreement or other transactions or proposed transactions with the Borrower, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law,
(vi) subject to an agreement to comply with the provisions of this subsection, to any actual or prospective counter-party (or its advisors) to any Swap Agreement, (vii) which has been publicly disclosed other than in breach of this Agreement, (viii) in connection with the exercise of any remedy hereunder or any litigation to which such Lender is a party, or (ix) which is received by such Lender from a Person who, to such Lender's knowledge or reasonable belief, is not under a duty of confidentiality to the Borrower or the applicable Subsidiary, as the case may be.

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

          11.15 JUDGMENT
                --------

          The Borrower, the Administrative Agent and each Lender hereby agree that if, in the event that a judgment is given, in relation to any sum due the Administrative Agent or any Lender hereunder, in an Available Foreign Currency (the "Judgment Currency"), the Borrower agrees to indemnify the Administrative Agent or such Lender, as the case may be, to the extent that the Dollar Equivalent amount which could have been purchased on the Business Day following receipt of such sum is less than the sum which could have been so purchased by the Administrative Agent had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding the giving of such judgment, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding such judgment, the Administrative Agent or the applicable Lender agrees to remit such excess to the Borrower. The agreements in this subsection shall survive the termination of this Agreement and each other Loan Document and the payment of the Loans and all other Obligations.

          11.16 WAIVERS OF JURY TRIAL
                ---------------------

          THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, THE SWINGLINE LENDER AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                             Section 12. GUARANTEE

          12.1 GUARANTEE
               ---------

          The Guarantors hereby jointly and severally guarantee (this "Guarantee") to each Lender, the Swingline Lender, the Issuing Lender and the Administrative Agent, and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrower and all other amounts from time to time owing to the Lenders, the Swingline Lender, the Issuing Lender or the Administrative Agent by the Borrower under this Agreement or under any of the other Loan Documents, in each case strictly in accordance with the terms hereof or thereof, as the case may be (such obligations being herein collectively called the "GUARANTEED OBLIGATIONS"). The Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. This Guarantee is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same have been satisfied. This Guarantee is in no way conditioned upon any attempt to collect from the Borrower or upon any other event or contingency, and shall be binding upon and enforceable against each Guarantor without regard to the validity or enforceability of any of the Guaranteed Obligations, this Agreement, the Notes or any other Loan Document or of any term hereof or thereof. Each Lender, and each of the Swingline Lender, the Issuing Lender and the Administrative Agent, is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Swingline Lender, the Issuing Lender or the Administrative Agent to or for the credit or the account of any Guarantor against any of the obligations of any Guarantor now or hereafter existing under this Guarantee, irrespective of whether or not any such Lender, the Swingline Lender, the Issuing Lender or the Administrative Agent shall have made any demand hereunder and although such obligations may be unmatured. The rights under this subsection 12.1 are in addition to other rights and remedies (including other rights of set off) which any Lender, the Swingline Lender, the Issuing Lender or the Administrative Agent may have.

          12.2 OBLIGATIONS UNCONDITIONAL
               -------------------------

          The obligations of the Guarantors under subsection 12.1 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this subsection that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, and shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any Guarantor may have against any Person, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

          (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

          (iv) any lien or security interest granted to, or in favor of, the Administrative Agent, the Swingline Lender, the Issuing Lender or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected or shall be impaired or shall be released, or any Person liable for any of the Guaranteed Obligations (including, without limitation, any Guarantor) shall be released;

          (v) any express or implied amendment, modification or supplement to this Agreement, any Note, or any other instrument applicable to the Borrower or to the Loans, or the Letters of Credit or any part thereof;

          (vi) any failure on the part of the Borrower to perform or comply with this Agreement, any Note or any other Loan Document or any failure of any other Person to perform or comply with any term of this Agreement, any Note, or any other Loan Document or any other agreement as aforesaid; or

          (vii) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent, the Swingline Lender, the Issuing Lender or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

          12.3 REINSTATEMENT
               -------------

          The obligations of the Guarantors under this Section shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or any Guarantor in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent, the Swingline Lender, the Issuing Lender and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent, the Swingline Lender, the Issuing Lender or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

          12.4 SUBROGATION
               -----------

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

          The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Revolving Credit Commitments of the Lenders under this Agreement, the Guarantors shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in subsection 12.1, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

          12.5 REMEDIES
               --------

          The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement may be declared to be forthwith due and payable as provided in Section 9 (and shall be deemed to have become automatically due and payable as a result of the occurrence of an event described in clause (e) or (i) of Section 9 in accordance with the provisions of Section 9) for purposes of subsection 12.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower , the obligations of the Guarantors with respect to the Guaranteed Obligations shall be unaffected by any such stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower or otherwise, and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of subsection 12.1.

          12.6 INSTRUMENT FOR THE PAYMENT OF MONEY
               -----------------------------------

          Each Guarantor hereby acknowledges that the guarantee in this Section constitutes an instrument for the payment of money, and consents and agrees that any Lender, the Swingline Lender, the Issuing Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion or action under New York CPLR Section 3213.

          12.7 CONTINUING GUARANTEE
               --------------------

          The guarantee in this Section is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

          12.8 GENERAL LIMITATION ON GUARANTEE OBLIGATIONS
               -------------------------------------------

          In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantors under subsection 12.1 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under subsection 12.1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantors, any Lender, the Administrative

Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                  BORROWER:

                  HENRY SCHEIN, INC.


                  By:
                     --------------------------------------------------
                  Name:
                       ------------------------------------------------
                  Title:
                        -----------------------------------------------




                  GUARANTORS:

                  ROANE BARKER, INC.


                  By:
                     --------------------------------------------------
                  Name:
                       ------------------------------------------------
                  Title:
                        -----------------------------------------------

                  DENTRIX DENTAL SYSTEMS, INC.


                  By:
                     --------------------------------------------------
                  Name:
                       ------------------------------------------------
                  Title:
                        -----------------------------------------------

                  HSI SERVICE CORP.


                  By:
                     --------------------------------------------------
                  Name:
                       ------------------------------------------------
                  Title:
                        -----------------------------------------------

                  MICRO BIO-MEDICS, INC.

                  By:
                     --------------------------------------------------
                  Name:
                       ------------------------------------------------
                  Title:
                        -----------------------------------------------

                  GIV HOLDINGS, INC.


                  By:
                     --------------------------------------------------
                  Name:
                       ------------------------------------------------
                  Title:
                        -----------------------------------------------




                  LENDERS:

                  JPMORGAN CHASE BANK,
                  as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender
                  By:
                     --------------------------------------------------
                  Name:
                       ------------------------------------------------
                  Title:
                        -----------------------------------------------

                  FLEET NATIONAL BANK, as Syndication Agent and as a Lender
                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------

                  CITIBANK N.A., as a Lender

                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------

                  HSBC BANK USA, as a Lender

                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------

                  MELLON BANK, N.A., as a Lender

                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------

                  THE BANK OF NEW YORK, as a Lender
                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------

                  WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------

                  ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender
                  By:
                     -----------------------------------------------------------
                  Name:
                       ---------------------------------------------------------
                  Title:
                        --------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SECTION 1. DEFINITIONS.......................................................2

   1.1      DEFINED TERMS....................................................2

   1.2      OTHER DEFINITIONAL PROVISIONS...................................22

   1.3      ROUNDING........................................................23

   1.4      REFERENCES TO AGREEMENTS AND LAWS...............................23

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS..................................23

   2.1      REVOLVING CREDIT COMMITMENTS....................................23

   2.2      PROCEDURE FOR REVOLVING CREDIT BORROWING........................24

   2.3      SWINGLINE COMMITMENT............................................25

   2.4      PROCEDURE FOR SWINGLINE BORROWING; REFUNDING OF SWINGLINE LOANS.25

   2.5      FEES............................................................27

   2.6      TERMINATION OR REDUCTION OF COMMITMENTS.........................29

   2.7      INCREASE IN COMMITMENTS.........................................29

   2.8      REPAYMENT OF REVOLVING CREDIT LOANS.............................30

SECTION 3. CERTAIN PROVISIONS APPLICABLE TO THE LOANS.......................31

   3.1      OPTIONAL AND MANDATORY PREPAYMENTS..............................31

   3.2      CONVERSION AND CONTINUATION OPTIONS.............................32

   3.3      MAXIMUM NUMBER OF TRANCHES......................................32

   3.4      INTEREST RATES AND PAYMENT DATES................................32

   3.5      COMPUTATION OF INTEREST AND FEES................................33

   3.6      INABILITY TO DETERMINE INTEREST RATE............................34

   3.7      PRO RATA TREATMENT AND PAYMENTS.................................34

   3.8      ILLEGALITY......................................................35

   3.9      REQUIREMENTS OF LAW.............................................36

   3.10     TAXES...........................................................37

   3.11     BREAK FUNDING PAYMENTS..........................................39

   3.12     CHANGE OF LENDING OFFICE; REMOVAL OF LENDER.....................39

   3.13     EVIDENCE OF DEBT................................................40

SECTION 4. LETTERS OF CREDIT................................................41

   4.1      L/C COMMITMENT..................................................41

   4.2      PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT......................41

   4.3      FEES AND OTHER CHARGES..........................................41

   4.4      L/C PARTICIPATIONS..............................................42

   4.5      REIMBURSEMENT OBLIGATION OF THE BORROWER........................43

   4.6      OBLIGATIONS ABSOLUTE............................................44

   4.7      LETTER OF CREDIT PAYMENTS.......................................44

   4.8      CASH COLLATERALIZATION..........................................44

   4.9      LETTER OF CREDIT RULES..........................................45

SECTION 5. REPRESENTATIONS AND WARRANTIES...................................45

   5.1      FINANCIAL CONDITION.............................................45

   5.2      NO CHANGE.......................................................46

   5.3      CORPORATE EXISTENCE; COMPLIANCE WITH LAW........................46

   5.4      CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.........46

   5.5      NO LEGAL BAR....................................................47

   5.6      NO MATERIAL LITIGATION..........................................47

   5.7      NO DEFAULT......................................................48

   5.8      TAXES...........................................................48

   5.9      PURPOSE OF LOANS................................................48

   5.10     ENVIRONMENTAL MATTERS...........................................48

   5.11     DISCLOSURE......................................................49

   5.12     OWNERSHIP OF PROPERTY; LIENS....................................50

   5.13     ERISA COMPLIANCE................................................50

   5.14     SUBSIDIARIES....................................................51

   5.15     MARGIN REGULATIONS; INVESTMENT COMPANY ACT; PUBLIC UTILITY
            HOLDING COMPANY ACT.............................................51

SECTION 6. CONDITIONS PRECEDENT.............................................51

   6.1      CONDITIONS TO INITIAL LOANS AND LETTERS OF CREDIT...............51

   6.2      CONDITIONS TO EACH LOAN AND LETTER OF CREDIT....................53

SECTION 7. AFFIRMATIVE COVENANTS............................................54

   7.1      FINANCIAL STATEMENTS............................................54

   7.2      CERTIFICATES; OTHER INFORMATION.................................55

   7.3      CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE................56

   7.4      PAYMENT OF OBLIGATIONS..........................................56

   7.5      MAINTENANCE OF PROPERTIES.......................................56

   7.6      MAINTENANCE OF INSURANCE........................................57

   7.7      BOOKS AND RECORDS...............................................57

   7.8      INSPECTION RIGHTS...............................................57

   7.9      COMPLIANCE WITH ERISA...........................................57

   7.10     ENVIRONMENTAL COMPLIANCE........................................58

   7.11     USE OF PROCEEDS.................................................58

   7.12     NOTICES.........................................................58

   7.13     ADDITIONAL GUARANTORS...........................................59

SECTION 8. NEGATIVE COVENANTS...............................................59

   8.1      FINANCIAL COVENANTS.............................................59

   8.2      LIMITATION ON LIENS.............................................60

   8.3      LIMITATION ON INDEBTEDNESS......................................61

   8.4      FUNDAMENTAL CHANGES.............................................61

   8.5      DISPOSITIONS....................................................62

   8.6      ERISA...........................................................63

   8.7      SWAP AGREEMENTS.................................................63

   8.8      CONDUCT OF BUSINESS.............................................63

   8.9      TRANSACTIONS WITH AFFILIATES....................................63

   8.10     BURDENSOME AGREEMENTS...........................................64

   8.11     USE OF PROCEEDS.................................................64

   8.12     ACQUISITIONS....................................................64

   8.13     INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS.......65

   8.14     RESTRICTED PAYMENTS.............................................66

SECTION 9. EVENTS OF DEFAULT................................................67

SECTION 10. THE ADMINISTRATIVE AGENT........................................71

   10.1     APPOINTMENT.....................................................71

   10.2     DELEGATION OF DUTIES............................................71

   10.3     EXCULPATORY PROVISIONS..........................................71

   10.4     RELIANCE BY ADMINISTRATIVE AGENT................................71

   10.5     NOTICE OF DEFAULT...............................................72

   10.6     NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS..........73

   10.7     INDEMNIFICATION.................................................73

   10.8     ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.................74

   10.9     SUCCESSOR ADMINISTRATIVE AGENT..................................74

   10.10    THE SOLE LEAD ARRANGER, THE SOLE BOOKRUNNER AND THE
            SYNDICATION AGENT...............................................74

SECTION 11. MISCELLANEOUS...................................................75

   11.1     AMENDMENTS AND WAIVERS..........................................75

   11.2     NOTICES.........................................................76

   11.3     NO WAIVER; CUMULATIVE REMEDIES..................................77

   11.4     SURVIVAL OF REPRESENTATIONS AND WARRANTIES......................77

   11.5     PAYMENT OF EXPENSES AND TAXES...................................77

   11.6     SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS..........78

   11.7     ADJUSTMENTS; SET-OFF............................................82

   11.8     COUNTERPARTS....................................................82

   11.9     SEVERABILITY....................................................83

   11.10    INTEGRATION.....................................................83

   11.11    GOVERNING LAW...................................................83

   11.12    SUBMISSION TO JURISDICTION; WAIVERS.............................83

   11.13    ACKNOWLEDGEMENTS................................................84

   11.14    CONFIDENTIALITY.................................................84

   11.15    JUDGMENT........................................................85

   11.16    WAIVERS OF JURY TRIAL...........................................85

SECTION 12. GUARANTEE.......................................................85

   12.1     GUARANTEE.......................................................85

   12.2     OBLIGATIONS UNCONDITIONAL.......................................86

   12.3     REINSTATEMENT...................................................87

   12.4     SUBROGATION.....................................................87

   12.5     REMEDIES........................................................88

   12.6     INSTRUMENT FOR THE PAYMENT OF MONEY.............................88

   12.7     CONTINUING GUARANTEE............................................88

   12.8     GENERAL LIMITATION ON GUARANTEE OBLIGATIONS.....................88

SCHEDULES

Schedule I                 Names and Revolving Credit Commitments of Lenders
Schedule II                Existing Letters of Credit
Schedule 8.13(e)           Certain Investments, etc.

EXHIBITS

Exhibit A                  Form of Revolving Credit Loan Borrowing Notice
Exhibit B                  Form of Swingline Loan Borrowing Notice
Exhibit C                  Form of Assumption Agreement
Exhibit D                  Form of Exemption Certificate
Exhibit E                  Form of Revolving Credit Note
Exhibit F                  Form of Swingline Note
Exhibit G                  Form of Opinion of Counsel to Borrower and Guarantors
Exhibit H                  Form of Compliance Certificate
Exhibit I                  Form of Assignment and Acceptance
Exhibit J                  Form of Guarantee Assumption Agreement